UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

SUPERCONDUCTOR TECHNOLOGIES INC.
(Name of Registrant as Specified in Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 5, 2013

To Our Stockholders:

The Annual Meeting of Stockholders (our “Annual Meeting”) of Superconductor Technologies Inc. will be held on Thursday, December 5, 2013, at 11:00 a.m., local time, at our offices at 9101 Wall Street, Austin, Texas 78754 for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To elect one (1) Class 3 director to hold office until our 2016 Annual Meeting of Stockholders or until his successor is elected and qualified;

2.	To approve our 2013 Equity Incentive Plan;

3.	To approve, on an advisory basis, our executive compensation;

4.	To vote, on an advisory basis, on the frequency of future advisory votes on our executive compensation;

5.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for 2013; and

6.	To transact such other business as may properly come before our Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record at the close of business on October 17, 2013 are entitled to notice of and to vote at our Annual Meeting. A list of stockholders as of this date will be available during normal business hours for examination at our offices by any stockholder for any purpose relevant to our Annual Meeting for a period of ten days prior to the Annual Meeting.

All stockholders are urged to attend our Annual Meeting in person or vote by proxy. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND OUR ANNUAL MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT OUR ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. The proxy is revocable at any time prior to its exercise and will not affect your right to vote in person in the event you attend our Annual Meeting.

By Order of the Board of Directors,

JEFFREY A. QUIRAM
President and Chief Executive Officer

Austin, Texas

October 31, 2013

Important Notice Regarding Availability of Proxy Materials for the

2013 Annual Meeting of Stockholders to be Held on December 5, 2013

Our Proxy Statement, Annual Report on Form 10-K, and proxy card are available on the Internet at http://www.proxyvote.com and at the “SEC Filings” section under the “Investors” tab on our corporate website at http:// www.suptech.com.

9101 Wall Street

Austin, Texas 78754

(805) 690-4500

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 5, 2013

INTRODUCTION

This Proxy Statement contains information related to the solicitation of proxies by and on behalf of the Board of Directors of Superconductor Technologies Inc. (our “Board”) for use in connection with our Annual Meeting of Stockholders to be held on Thursday, December 5, 2013, beginning at 11:00 a.m., local time, at our offices located at 9101 Wall Street, Austin, Texas 78754, and at any and all adjournments or postponements thereof (our “Annual Meeting”). At our Annual Meeting, stockholders will be asked to consider and vote upon the following proposals: (i) one (1) Class 3 director to hold office until our 2016 Annual Meeting of Stockholders or until his successor is elected and qualified; (ii) the approval of our 2013 Equity Incentive Plan; (iii) the approval, on an advisory basis, of our executive compensation; (iv) the vote, on an advisory basis, on the frequency of future advisory votes on our executive compensation; (v) the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for 2013; and (vi) the transaction of such other business as may properly come before our Annual Meeting. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about November 1, 2013.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

Only holders of record of our common stock at the close of business on October 17, 2013 (the “Record Date”) are entitled to notice of our Annual Meeting and to vote at our Annual Meeting. As of the Record Date, we had 11,599,950 shares of our common stock issued and outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our Secretary, at or before the taking of the vote at our Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending our Annual Meeting and voting in person.

Voting and Solicitation

Each share of our common stock is entitled to one vote on all matters presented at our Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed unrevoked proxies will be voted: (i) FOR the election of one nominee for Class 3 director, (ii) FOR the approval of our 2013 Equity Incentive Plan, (iii) FOR the resolution approving, on an advisory basis, our executive compensation, (iv) FOR holding future advisory votes on executive compensation every three years and (v) FOR the ratification of the selection of Marcum LLP as our independent registered public accounting firm for 2013. No other business is expected to come before our Annual

Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed proxy card will vote such proxy in accordance with the recommendation of our Board.

If you will not be able to attend our Annual Meeting to vote in person, please vote your shares by completing and returning the accompanying proxy card or by voting electronically via the Internet or by telephone. To vote by mail, please mark, sign and date the accompanying proxy card and return it promptly in the enclosed postage paid envelope. To vote by Internet, go to www.proxyvote.com and to vote by telephone, call 1-800-690-6903, and follow the instructions to cast your vote. For voting by Internet or telephone, you will need to have your 12-digit control number located on your proxy card. Please do not return the enclosed paper ballot if you are voting by Internet or telephone.

We intend to solicit proxies primarily by mail. However, directors, officers, agents and employees may communicate with stockholders, banks, brokerage houses and others by telephone, e-mail, in person or otherwise to solicit proxies. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserve the option to do so. All expenses incurred in connection with this solicitation will be borne by us. We request that brokerage houses, nominees, custodians, fiduciaries and other like parties forward the soliciting materials to the underlying beneficial owners of our common stock. We will reimburse reasonable charges and expenses in doing so.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at our Annual Meeting is the holders of a majority of the stock issued and outstanding on the Record Date and entitled to vote at our Annual Meeting, present in person or by proxy.

Shares that are voted “FOR” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at our Annual Meeting with respect to such matter.

Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but not for purposes of determining the number of votes cast with respect to a proposal. Thus, abstentions will not affect the outcome of the proposals presented at the Annual Meeting.

Broker non-votes are shares held in street name for which a broker returns a proxy card but indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but not for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the proposals presented at the Annual Meeting.

If your shares of common stock are held by a bank, broker or other nominee, please follow the instructions you receive from your bank, broker or other nominee to have your shares of common stock voted. If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, then your shares will be voted as you direct. If you do not give instructions, then for the ratification of the independent registered public accounting firm, the broker may vote your shares in its discretion, but for the election of directors the broker may not be entitled to vote your shares at all.

Deadline for Receipt of Stockholder Proposals for 2014 Annual Meeting of Stockholders

Pursuant to Rule 14a-8 of the Securities and Exchange Commission (“SEC”), proposals by eligible stockholders that are intended to be presented at our 2014 Annual Meeting of Stockholders must be received by our Corporate Secretary at Superconductor Technologies Inc., 9101 Wall Street, Austin, Texas 78754 not later than a reasonable time before we print and send our proxy materials for the 2014 Annual Meeting in order to be considered for inclusion in our proxy materials. We will consider a reasonable time to be the same deadline had we maintained our regularly scheduled annual meetings in May, which is December 17, 2013.

Stockholders intending to present a proposal at our 2014 Annual Meeting of Stockholders must comply with the requirements and provide the information set forth in our amended and restated bylaws. Under our bylaws, a stockholder’s proposal must be timely received, which means that a proposal must be delivered to or mailed to our Secretary not less than 90 days prior to the meeting; provided that if less than 100 days notice or prior public disclosure of the meeting is given to stockholders, then notice by a stockholder, to be timely received, must be received by our Secretary not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

PROPOSAL ONE

ELECTION OF CLASS 3 DIRECTOR

Our Board currently consists of four directors divided into three classes — Class 1 (Mr. Quiram and Mr. Kaplan), Class 2 (Mr. Davis) and Class 3 (Mr. Vellequette) — with the directors in each class holding office for staggered terms of three years each or until their successors have been duly elected and qualified. Mr. Vellequette’s term expires at the Annual Meeting. Accordingly, one Class 3 director will be elected at our Annual Meeting. The nominee for election as Class 3 director is David W. Vellequette. The Class 3 Director will serve until our 2016 Annual Meeting of Stockholders or until his successor is elected and qualified. Assuming the nominee is elected, we will have four directors serving as follows:

Class 1 directors : Jeffrey A. Quiram, Martin A. Kaplan	Terms expire at our 2014 annual meeting of stockholders.
Class 2 director : Lynn J. Davis	Term expires at our 2015 annual meeting of stockholders.
Class 3 director : David W. Vellequette	Term expires at our 2016 annual meeting of stockholders.

Class 3 director, John Lockton, retired as a director on May 4, 2012. Our Board has set the number of directors at four, pursuant to an amendment to our Bylaws enacted on or about October 28, 2013.

The accompanying proxy card grants the proxy holder the power to vote the proxy for substitute nominees in the event that the nominee becomes unavailable to serve as a Class 3 director. Management presently has no knowledge that the nominee will refuse or be unable to serve as a Class 3 director for the prescribed term.

Required Vote

Directors are elected by a “plurality” of the shares voted. Plurality means that the nominee with the largest number of votes is elected, up to the maximum number of directors to be chosen (in this case, one director). Stockholders can either vote “for” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election of directors. Broker non-votes also will not have any effect on the outcome of the election of the directors.

Board Recommendation

Our Board Recommends a Vote “ For” Mr. Vellequette.

CORPORATE GOVERNANCE AND BOARD MEETINGS AND COMMITTEES

Corporate Governance Policies and Practices

The following is a summary of our corporate governance policies and practices:

•

Our Board has determined that all of our directors, other than Mr. Quiram, are independent as defined by the rules of the SEC and The NASDAQ Stock Market (“NASDAQ”). Our Audit Committee, Compensation Committee, and Governance and Nominating Committee each consists entirely of independent directors under the rules of the SEC and NASDAQ.

•	We have a Code of Business Conduct and Ethics for all of our employees, including our Chief Executive Officer and Chief Financial Officer. If we amend any provision of our Code of

Business Conduct and Ethics that applies to our Chief Executive Officer or Chief Financial Officer (or any persons performing similar functions), or if we grant any waiver (including an implicit waiver) from any provision of our Code of Business Conduct and Ethics to our Chief Executive Officer or Chief Financial Officer (or any persons performing similar functions), we will disclose those amendments or waivers on our website at www.suptech.com/Investors/Corporate Governance/Amendments and Waivers to the Code of Conduct within four business days following the date of the amendment or waiver.

•	Our Audit Committee reviews and approves all related-party transactions.

•

As part of our Code of Business Conduct and Ethics, we have made a “whistleblower” hotline available to all employees for anonymous reporting of financial or other concerns. Our Audit Committee receives directly, without management participation, all hotline activity reports concerning accounting, internal controls or auditing matters.

Board Leadership Structure and Role in Risk Oversight

Our Board’s current policy is to separate the role of Chairman of our Board and Chief Executive Officer. Our Board believes that this structure combines accountability with effective oversight. This structure also allows us to benefit from the experience and knowledge of our Chairman, who has been on our board since 2002, while reflecting the responsibilities and contributions of our Chief Executive Officer. In addition, we believe that the independence of our Chairman provides additional oversight over the decisions of our management and places additional control in the hands of our independent directors.

Our Board is actively involved in overseeing our risk management through our Audit Committee. Under its charter, our Audit Committee is responsible for inquiring of management and our independent auditors about significant areas of risk or exposure and assessing the steps management has taken to minimize such risks. Our Board’s role in risk oversight has not affected our Board’s determination that the separation of roles of Chairman and Chief Executive Officer is most appropriate for our company.

Stockholder Communications with Directors

Stockholders who want to communicate with our Board or with a particular director or committee may send a letter to our Secretary at Superconductor Technologies Inc., 9101 Wall Street, Austin, Texas 78754. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters should state whether the intended recipients are all members of our Board or just certain specified individual directors or a specified committee. The Secretary will circulate the communications (with the exception of commercial solicitations) to the appropriate director or directors. Communications marked “Confidential” will be forwarded unopened.

Attendance at Annual Meetings of Stockholders

We expect that all of our Board members attend our Annual Meetings of Stockholders in the absence of a showing of good cause for failure to do so. All of the members of our Board attended our 2012 Annual Meeting of Stockholders.

Board Meetings and Committees

During 2012, each of our directors attended at least 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of the committees on which the director served.

Board of Directors

Our Board held a total of eleven meetings during 2012. Our Board has three standing committees — an Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934 (our

“Audit Committee”), a Compensation Committee (our “Compensation Committee”) and a Governance and Nominating Committee (our “Nominating Committee”). Our Audit Committee, Compensation Committee and Nominating Committee each have a charter, which is available at the “Corporate Governance” section under the “Investors” tab on our website at www.suptech.com.

Audit Committee

The principal functions of our Audit Committee are to hire our independent public auditors, to review the scope and results of the year-end audit with management and the independent auditors, to review our accounting principles and our system of internal accounting controls and to review our annual and quarterly reports before filing them with the SEC. Our Audit Committee met seven times during 2012. The current members of our Audit Committee are Messrs. Vellequette (Chairman), Kaplan and Davis.

Our Board has determined that all members of our Audit Committee are “independent” as defined under the rules of the SEC and the listing standards of NASDAQ. Our Board has determined that Mr. Vellequette is an “audit committee financial expert.”

Compensation Committee

Our Compensation Committee reviews and approves salaries, bonuses and other benefits payable to the executive officers and administers our management incentive plan. Our Compensation Committee makes all compensation decisions with respect to our Chief Executive Officer and makes recommendations to our Board regarding non-equity compensation and equity awards to our other named executive officers (set forth below under “Executive Compensation — Summary Compensation Table”) and all other elected officers. In doing so, with respect to named executive officers other than the Chief Executive Officer, our Compensation Committee generally receives a recommendation from our Chief Executive Officer and other officers as appropriate. Our Chief Executive Officer also generally recommends the number of options or other equity awards to be granted to executive officers, within a range associated with the individual executive’s salary level, and presents this to our Compensation Committee for its review and approval.

Our Compensation Committee uses available data to review and compare our compensation levels to market compensation levels, taking into consideration the other companies’ size, the industry, and the individual executive’s level of responsibility, as well as anecdotal data regarding the compensation practices of other employers. We do not annually benchmark our executive compensation against a defined peer group, since we believe that defining such a group is difficult and would not materially affect our decisions. Our Compensation Committee does not generally hire an outside consulting firm to assist with compensation, as we believe that the value of doing so is exceeded by the costs. No compensation consultant was engaged to provide advice or recommendations on our executive or director compensation for 2012.

Our Compensation Committee also reviews the compensation of directors and recommends to our Board the amounts and types of cash to be paid and equity awards to be made to our directors.

Our Compensation Committee met four times during 2012. The current members of our Compensation Committee are Messrs. Davis (Chairman), Kaplan and Vellequette. Our Board has determined that all members of our Compensation Committee are “independent” as defined under the rules of the SEC and the listing standards of NASDAQ. Our Compensation Committee will only delegate its authority to the extent consistent with our certificate of incorporation and bylaws and applicable laws, regulations and listing standards.

Our Compensation Committee created the Stock Option Committee (our “Stock Option Committee”) consisting of two members — our Compensation Committee Chairman and the Chief Executive Officer. The purpose of our Stock Option Committee is to facilitate the timely granting of stock options in connection with hiring, promotions and other special situations, and therefore our Stock Option Committee meets only periodically as certain events occur. Our Stock Option Committee is empowered to grant options to non-executive employees up to a preset annual aggregate limit (120,000 shares for 2012). The Stock Option Committee met twice during 2012. Our Compensation Committee supervises these grants and retains exclusive authority for all executive officer grants and the annual employee grants. The current members of our Stock Option Committee are Messrs. Davis (Chairman) and Quiram.

Governance and Nominating Committee

Our Nominating Committee is responsible for overseeing and, as appropriate, making recommendations to our Board regarding, membership and constitution of our Board and its role in overseeing our affairs. Our Nominating Committee is responsible for proposing a slate of directors for election by the stockholders at each annual meeting and for proposing candidates to fill any vacancies. Our Nominating Committee is also responsible for the corporate governance practices and policies of our Board and its committees. The current members of our Nominating Committee are Messrs. Kaplan (Chairman), Davis, and Vellequette. Our Nominating Committee met four times in 2012. Our Board has determined that all members of our Nominating Committee are “independent” as defined under the rules of the SEC and the listing standards of NASDAQ.

Our Nominating Committee manages the process for evaluating current Board members at the time they are considered for re-nomination. After considering the appropriate skills and characteristics required on our Board, the current makeup of our Board, the results of the evaluations, and the wishes of our Board members to be re-nominated, our Nominating Committee recommends to our Board whether those individuals should be re-nominated.

Our Nominating Committee periodically reviews with our Board whether it believes our Board would benefit from adding a new member(s), and if so, the appropriate skills and characteristics required for the new member(s). If our Board determines that a new member would be beneficial, our Nominating Committee solicits and receives recommendations for candidates and manages the process for evaluating candidates. All potential candidates, regardless of their source (including candidates recommended by security holders), are reviewed under the same process. Our Nominating Committee (or its chair) screens the available information about the potential candidates. Based on the results of the initial screening, interviews with viable candidates are scheduled with Nominating Committee members, other members of our Board and senior members of management. Upon completion of these interviews and other due diligence, our Nominating Committee may recommend to our Board the election or nomination of a candidate.

Candidates for independent Board members have typically been found through recommendations from directors or others associated with us. Our stockholders may also recommend candidates by sending the candidate’s name and resume to our Nominating Committee under the provisions set forth above for communication with our Board. No such suggestions from our stockholders were received in time for our Annual Meeting.

Our Nominating Committee has no predefined minimum criteria for selecting Board nominees, although it believes that (i) all directors should share qualities such as: an ability to make meaningful contributions to our board; independence; strong communication and analytical skills; and a reputation for honesty and ethical conduct; and (ii) independent directors should share qualities such as: experience at the corporate, rather than divisional level, in multi-national organizations as large as or larger than us; and relevant, non-competitive experience. Our Nominating Committee does not have a formal policy with respect to diversity. However, our Nominating Committee and our Board believe that it is important that we have Board members whose diversity of skills, experience and background are complementary to those of our other Board members. In considering candidates for our Board, our Nominating Committee considers the entirety of each candidate’s credentials. In any given search, our Nominating Committee may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our Nominating Committee reserves the right to modify its stated search criteria for exceptional candidates.

NON-EMPLOYEE DIRECTOR COMPENSATION

Summary of Compensation

Our directors who are also our employees do not receive additional compensation for their service on our Board. Our Board maintains a written compensation policy for our non-employee directors. Each director other than our Chairman of the Board receives an annual cash retainer of $20,000, and our Chairman of the Board receives an annual cash retainer of $40,000. The annual cash retainer is paid bi-annually and requires that the director attend at least 75% of our Board meetings. Each director receives a $5,000 annual retainer for service as a member of our four standing committees. In addition, on the date of each annual meeting of stockholders, each director other than our Chairman of the Board receives an equity grant of 10,000 shares of our common stock, and our Chairman of the Board receives a grant of 15,000 shares. In addition to the foregoing equity grants, new directors receive an initial grant of 25,000 shares of our common stock on the date that they join our Board. Initial equity grants vest in three equal installments, on each anniversary of the grant date, and annual grants vest in two equal installments, on each anniversary of the grant date. Our Board provides an additional $15,000 annual retainer (which is paid bi-annually) as compensation for service as chairman of our Audit Committee and an additional $10,000 annual retainer for service as chairman of each of our Compensation Committee and Nominating Committee.

Non-employee directors do not receive compensation from us other than as a director or as committee member. There are no family relationships among our directors and executive officers.

Non-employee Director Compensation Table

The following table summarizes the compensation paid to our non-employee directors for 2012:

Name	Fees earned or paid in cash ($)	Stock Awards ($) (1)	Total ($)
Martin A. Kaplan	58,047	17,750	75,797
Lynn J. Davis	38,046	14,200	52,246
David W. Vellequette	43,046	14,200	57,246
Dennis J. Horowitz (2)	17,582	—	17,582
John D. Lockton (2)	11,955	—	11,955

(1)	The amounts in this column represent the aggregate grant date fair value of the shares of restricted common stock calculated in accordance with Accounting Standards Codification (“ASC”) 718, under the assumptions included in Note 5 to our audited financial statements for the year ended December 31, 2012 included in our Annual Report on Form 10-K filed on March 8, 2013. As of December 31, 2012: (i) Mr. Kaplan had 23,000 options to purchase common stock and 38,333 unvested shares of restricted common stock; (ii) Mr. Davis had 21,400 options to purchase common stock and 29,999 unvested shares of restricted common stock; (iii) Mr. Vellequette had 15,000 options to purchase common stock and 29,999 unvested shares of restricted common stock.
(2)	On May 4, 2012, director John Lockton resigned from our Board and director Dennis Horowitz, retired upon conclusion of his term as a director at our May 22, 2012 annual stockholders’ meeting. On May 5, 2012 and May 6, 2012, respectively, Mr. Lockton and Mr. Horowitz entered into consulting agreements with us that provide for total compensation of $35,000 and 10,000 shares of restricted common stock subject to vesting during the term ended March 31, 2013. Consistent with past practice, effective as of their respective dates of termination of board service, we also extended the exercise period of options held by such director to the term of the options and accelerated the vesting of previously granted restricted stock.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding those individuals currently serving as our directors (or nominated to serve as a director) and executive officers as of October 17, 2013:

Name	Age	Position
Martin A. Kaplan(1)(2)(3)	76	Chairman of the Board
Lynn J. Davis(1)(2)(3)(4)	66	Director
David W. Vellequette(1)(2)(3)	57	Director
Jeffrey A. Quiram(4)	53	President, Chief Executive Officer and Director
William J. Buchanan	65	Chief Financial Officer (Principal Financial and Accounting Officer)
Kenneth E. Pfeiffer	46	Vice President, Engineering
Robert L. Johnson	63	Senior Vice President, Operations
Adam L. Shelton	46	Vice President, Product Management and Marketing

(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Governance and Nominating Committee.
(4)	Member of our Stock Option Committee.

Each of our directors, including our current nominee, was nominated based on the assessment of our Nominating Committee and our Board that he has demonstrated: an ability to make meaningful contributions to our Board; independence; strong communication and analytical skills; and a reputation for honesty and ethical conduct. Our Board consists of, and seeks to continue to include, persons whose diversity of skills, experience and background are complementary to those of our other directors.

Martin A. Kaplan has served on our board since 2002 and was named Chairman of the Board in October 2010. From 2000 through 2012, Mr. Kaplan was Chairman of the Board of JDS Uniphase, Inc., a telecommunications equipment company. He remains a director. He also serves as a director of Actelis Networks, a private telecommunications company. In a career spanning 40 years, Mr. Kaplan last served as Executive Vice-President of the Pacific Telesis Group, which became a subsidiary of SBC Communications in 1997. Mr. Kaplan has served as a director of a number of other public and private companies. Mr. Kaplan earned a B.S. in engineering from California Institute of Technology. Our Board has determined that Mr. Kaplan is qualified to serve as a director because he has extensive business leadership and board experience.

Lynn J. Davis has served on our Board since 2005. He served as President, Chief Operating Officer and director of August Technology, a manufacturer of inspection equipment for the semiconductor fabrication industry from 2005 to 2006. From 2002 to 2004, he was a partner at Tate Capital Partners Fund, LLC, a private investment firm he co-founded. Prior to Tate, Mr. Davis was an employee of ADC Telecommunications for 28 years, serving in 14 management positions, including Corporate President, Group President and Chief Operating Officer. He is also Chairman of the Board of Directors of Flexsteel Industries Inc., a furniture manufacturer. Mr. Davis holds a B.S. in electrical engineering from Iowa State University and an M.B.A. from the University of Minnesota. Our Board has determined that Mr. Davis is qualified to serve as a director because he has extensive knowledge in various management roles in the telecommunications industry, including manufacturing, sales and marketing. In addition, as a venture capitalist, Mr. Davis has worked with smaller companies and brings a valuable entrepreneurial approach to management and compensation issues.

David W. Vellequette has served on our Board since 2007. Mr. Vellequette currently serves as Chief Financial Officer of Avaya Corporation, a provider of next generation business collaboration and communications solutions, a position he has held since October 2012. From 2004 until October 2012, he was employed by JDS Uniphase Inc., where he was Chief Financial Officer from 2005 thru 2012. From 2002 to 2004, he served as Vice President of Worldwide Sales and Service Operations at Openwave Systems, Inc., an independent provider of software solutions for the mobile communications and media industries. From 1992 and 2002, Mr. Vellequette held positions of increasing responsibility at Cisco Systems, first as Corporate Controller of StrataCom Corporation (acquired by Cisco in 1996) and from 2000 as Vice President of Finance. From 1984 to 1992, Mr. Vellequette was Corporate Controller of Altera Corporation, a supplier of programmable silicon solutions to the electronics industry. Mr. Vellequette began his finance career as an auditor with Ernst & Young. He holds a B.S. in Accounting from the University of California, Berkeley, and is a CPA. Our Board has determined that Mr. Vellequette is qualified to serve as a director because he has extensive knowledge about public and financial accounting matters.

Jeffrey A. Quiram has served on our Board, and has been our President and Chief Executive Officer, since 2005. From 1991 to 2004, Mr. Quiram served ADC Telecommunications in a variety of management roles, including Vice President of its wireless business unit. Mr. Quiram has a B.S. in Quantitative Methods and Computer Science from College of St. Thomas, and an M.B.A. from University of Minnesota. Our Board has determined that Mr. Quiram is qualified to serve as a director because he has extensive knowledge about product development, business planning, and complex manufacturing. In addition, he has extensive knowledge about our corporate operations and market activities from serving as our Chief Executive Officer.

William J. Buchanan has been our Chief Financial Officer since May 2010. Mr. Buchanan joined us in 1998 and served as our Controller from 2000 to May 2010. For 16 years prior to joining us, he was a self-employed private investor and investment advisor. For the nine years prior to that, he served in various executive and accounting positions with Applied Magnetics Corp and Raytheon Co. Mr. Buchanan holds a B.A. in Economics from California State University, Fresno.

Robert L. Johnson has been our Senior Vice President, Operations since 2004. Mr. Johnson joined us in 2000 as Vice President of Wireless Manufacturing. From 1996 to 2000, Mr. Johnson was the Director and General Manager of Schlumberger ATE. From 1990 to 1996, he served as Vice President and General Manager of Harman International Industries. Mr. Johnson studied industrial engineering at Arizona State University.

Adam L. Shelton has been our Vice President, Product Management and Marketing since 2006. From 2005 to 2006, Mr. Shelton was the Senior Director of Marketing for Motorola. From 2003 to 2005, he was the Senior Director of Marketing for Advanced Fibre Communications (AFC), now Tellabs. Mr. Shelton also held various management and executive management positions with Mahi Networks, ATU Communications and Bell Canada. Mr. Shelton graduated with dean’s honors as a Civil Engineering Technologist from Seneca College in Toronto, Canada.

Kenneth E. Pfeiffer has been our Vice President, Engineering since 2012. From 2009 to 2011, Mr. Pfeiffer was Vice President, Engineering at Veeco Instruments Inc. From 2006 to 2009, Mr. Pfeiffer was the Director of Equipment Engineering for HelioVolt Corporation. Prior to that, Mr. Pfeiffer held various engineering and management positions at Active Power, Inc. and Applied Materials, Inc. Mr. Pfeiffer obtained a B.S. Mechanical Engineering degree from Texas A&M University in 1990 and a M.S. Mechanical Engineering from the University of Texas in 1994. He also holds a Master’s in Business Administration degree from the University of Texas at Austin.

VOTING SECURITIES OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of October 17, 2013 by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our executive officers named in the table under “Executive Compensation — Summary Compensation Table,” and (iv) all of our directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, (i) the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable, and (ii) the address of each person is c/o Superconductor Technologies Inc., 9101 Wall Street, Austin, Texas 78754.

Name	Number of Shares (1)		Percentage Ownership
Kopp Investment Advisors, LLC 7701 France Avenue South, #500 Edina, MN 55435	2,053,229	(3)	17.7%
Sabby Management, LLC 10 Mountain View Rd Upper Saddle River, NJ 07458	1,046,000	(2)	9.0%
Jeffrey A. Quiram	68,558		*
William J. Buchanan	25,502		*
Robert L. Johnson	28,973		*
Adam L. Shelton	32,092		*
Kenneth E Pfeiffer	7,416		*
Lynn J. Davis	5,949		*
Martin A. Kaplan	9,243		*
David W. Vellequette	5,416		*
All executive officers and directors as a group (8 persons)	183,149		1.6%

*	Less than 1%.
(1)	Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of October 17, 2013 as follows: Mr. Quiram, 30,689 shares; Mr. Buchanan 10,432 shares; Mr. Johnson 10,755 shares; Mr. Shelton, 15,924 shares; Mr. Pfeiffer, 1,042 shares; Mr. Davis, 1,783 shares; Mr. Kaplan, 1,917 shares; Mr. Vellequette, 1,250 shares; and all executive officers and directors as a group, 73,792 shares.
(2)	Based solely on information reported in a joint Schedule 13G filed with the SEC on August 9, 2013, by Sabby Management, LLC, Sabby Healthcare Volatility Master Fund, Ltd., Sabby Volatility Warrant Master Fund, Ltd., and Hal Mintz. These entities are the beneficial owners of and have shared voting authority and shared dispositive power with respect to 1,046,000 shares.
(3)	Based solely on information reported in a Schedule 13F-HR filed with the SEC on August 5, 2013 by Kopp Investment Advisors, LLC (“KIA”), Kopp Holding Company, LLC (“KHCLLC”), and LeRoy C. Kopp (“Mr. Kopp”) and information reported in a Form 4 filed with the SEC on August 8, 2013 by Mr. Kopp. KIA, KHCLLC and Mr. Kopp are the beneficial owners of and have voting authority with respect to 2,053,229 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and significant stockholders (defined by statute as stockholders beneficially owning more than 10% of our common stock) to file with the SEC initial reports of beneficial ownership, and reports of changes in beneficial ownership, of our common stock. Directors, executive officers and significant stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of Forms 3, 4 and 5 (and amendments thereto) filed with the SEC and submitted to us, and on written representations by certain directors and executive officers received by us, we believe that all of our executive officers, directors and significant stockholders complied with all applicable filing requirements under Section 16(a) during 2012.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for 2012, 2011 and 2010 the base salary and other compensation of our (i) President and Chief Executive Officer and (ii) our other two most highly compensated officers for 2012 (our “named executive officers”):

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Jeffrey A. Quiram	2012	324,450	66,542	45,545	—	36,351	472,888
President, Chief	2011	324,450	167,058	123,708	—	102,771	717,987
Executive Officer, Director	2010	321,179	86,536	66,288	—	102,925	576,928

Robert L. Johnson	2012	242,462	37,296	25,527	—	12,628	317,913
Senior Vice President,	2011	242,462	93,553	69,277	—	10,331	415,623
Operations	2010	240,289	48,501	37,153	—	12,384	338,327

Adam L. Shelton	2012	247,200	38,024	26,025	—	107,884	419,133
Vice President Product	2011	247,200	93,553	69,277	—	37,889	447,919
Management and	2010	244,708	49,450	37,879	—	42,340	374,377
Marketing

(1)	The Option Awards and Stock Awards amounts represent the aggregate grant date fair value of the options to purchase common stock or shares of restricted common stock (as applicable) calculated in accordance with ASC 718, under the assumptions included in Note 5 to our audited financial statements for the year ended December 31, 2012 included in our Annual Report on Form 10-K filed on March 8, 2013.
(2)	The All Other Compensation amounts shown reflect the value attributable to term life insurance premiums and company 401(k) matching for each named executive officer as well as other perquisites described below. Each named executive officer is responsible for paying income tax on such amounts. The aggregate dollar amount of perquisites or other personal benefits for Mr. Johnson is less than $10,000. Pursuant to the terms of his employment agreement, Mr. Quiram received $31,314, $102,321 and $102,235 in 2012, 2011 and 2010, respectively, for travel expenses from his home in Minnesota, temporary housing near our Santa Barbara and Austin facilities, the use of an automobile, and special indemnity payments to cover the taxes resulting from the payment or reimbursement of such travel and housing expenses; and Mr. Shelton received $89,585 in 2012 for moving to our Austin facility and $13,605, $37,589 and $42,040 in 2012, 2011 and 2010, respectively, for travel expenses for travel from his home in California to our headquarters.

Narrative Disclosure To Summary Compensation Table

Employment Agreement

We entered into an employment agreement with Mr. Quiram in 2005, which was amended in 2007. The employment agreement provides for the following:

•	Appointment as our President, Chief Executive Officer and a member of our Board;

•	A base salary, which was $315,000 per year for 2008-2009 and increased to $324,450 during 2010;

•	A bonus of up to 100% of his base salary based upon achievement of annual performance goals to be developed by our Compensation Committee and Mr. Quiram;

•	Accelerated vesting of all his equity grants in the event of an “Involuntary Termination” or “Change of Control” (both as defined in his employment agreement);

•	A severance payment equal to one year’s salary and continued benefits for one year in the event of “Involuntary Termination”;

•

In the event of a “Change of Control,” whether or not he is terminated, Mr. Quiram is entitled to (i) payment of two times his annual base salary, (ii) 24 months of benefits coverage, and (iii) accelerated vesting of all of his outstanding equity grants;

•

Payment or reimbursement of travel expenses from his present home in Minnesota and the lease of an apartment for Mr. Quiram near our Santa Barbara headquarters; and a special indemnity payment for any taxes resulting from the payment or reimbursement of such expenses; and

•	Lease of an automobile.

Change of Control Agreements

We also have a “change of control” agreement with Mr. Shelton. The change of control agreement generally provide that, if the employee’s employment is terminated within twenty-four months of a “Change of Control” (as defined in the change of control agreements) either (i) by us for any reason other than death, “Cause” or “Disability” (as both terms are defined in the change of control agreements) or (ii) by the employee for “Good Reason” (as defined in the change of control agreements), then the terminated employee will be entitled to severance benefits salary continuation payments and continuation of health/life insurance benefits for 18 months and accelerated vesting for all outstanding unvested stock options and other equity securities held by the employee. Any payments or distributions made to or for the benefit of the named employees under these change of control agreements will be reduced, if necessary, to an amount that would result in no excise taxes being imposed under Internal Revenue Code Section 4999.

Non-Equity Incentive Compensation

We maintain a bonus plan for executive officers and selected other members of senior management. Under the plan, our Compensation Committee establishes financial and other pertinent objectives for the period and assigns each executive officer an annual target bonus amount based on a percentage of his or her base salary, which ranges from 20% to 100%. Our Compensation Committee also retains the authority to award discretionary bonuses for performance in other aspects of the business not covered by the established goals. At the beginning of 2012, our Compensation Committee decided, based on then-current economic conditions, to not establish financial performance targets under this plan for 2012 and to not award cash bonuses based on financial objectives in 2012. Our Compensation Committee did reserve its right to award discretionary bonuses if appropriate; however no bonuses were awarded for 2012.

Equity Grants

For 2012, we made the following grants of restricted stock awards and options to our named executive officers:

Name	Grant Date	Stock Awards: Number of Shares (#)(1)	Option Awards: Number of Shares underlying options (#)(2)	Exercise price of option awards ($/ Share)	Grant date Fair Value of Stock & Option Awards ($)(3)
Jeffrey A. Quiram	02/09/2012	45,577	—	0.00	66,542
	02/09/2012	—	45,577	1.46	45,545

Robert L. Johnson	02/09/2012	25,545	—	0.00	37,296
	02/09/2012	—	25,545	1.46	25,527

Adam L. Shelton	02/09/2012	26,044	—	0.00	38,024
	02/09/2012	—	26,044	1.46	26,025

(1)	These restricted stock awards were granted to the named executive officers on February 9, 2012.
(2)	These stock options were granted as part of our regular performance review process and vest based on the executive continuing to provide services to us through the applicable vesting dates.
(3)	The value of a stock award or stock option award is based on the fair market value as of the grant date of such award determined pursuant to ASC 718. Stock awards consist of restricted stock awards. The exercise price for all options granted to the named executive officers is 100% of the fair market value of the shares on the grant date.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding options and unvested shares of restricted stock on December 31, 2012:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)(5)

Jeffrey A Quiram	120,000	—		6.90	5/25/2015	—		—
	50,000	—		5.12	2/20/2018	—		—
	36,735	—		5.12	2/20/2018	—		—
	22,019	11,009	(2)	2.62	5/06/2020
	52,867	52,866	(3)	1.58	1/25/2021
	—	45,577	(4)	1.46	2/9/2022
	—	—		—	—	8,257	(2)	2,452
	—	—		—	—	5,504	(2)	1.635
	—	—		—	—	52,866	(3)	15,701
						22,789	(4)	6,768
						22,788	(4)	6,768
Robert L Johnson	18,000	—		5.12	2/20/2018	—		—
	20,589	—		5.12	2/20/2018	—		—
	12,342	6,170	(2)	2.62	5/06/2020	—		—
	29,606	29,605	(3)	1.58	1/25/2021	—		—
	—	25,545	(4)	1.46	2/9/2022
	—	—		—	—	4,628	(2)	1,375
	—	—		—	—	3,085	(2)	916
	—	—		—	—	29,605	(3)	8,793
						12,773	(4)	3,794
						12,772	(4)	3,793
Adam L Shelton	55,000	—		4.03	4/24/2016	—		—
	24,000	—		5.12	2/20/2018	—		—
	20,991	—		5.12	2/20/2018	—		—
	12,582	6,292	(2)	2.62	5/06/2020
	29,606	29,605	(3)	1.58	1/25/2021	—		—
	—	26,044	(4)	1.46	2/9/2022	—		—
						4,718	(2)	1,401
	—	—		—	—	3,145	(2)	934
	—	—		—	—	29,605	(3)	8,793
						13,022	(4)	3,868
						13,022	(4)	3,868

(1)	These options are fully vested.
(2)	These shares vested 50% on May 6, 2012 and the remaining 50% vested on May 6, 2013.
(3)	These shares vested 50% on January 25, 2012 and the remaining 50% vested on January 25, 2013.
(4)	These shares vested 50% on February 9, 2013 and the remaining 50% will vest on February 9, 2014.
(5)	The market value is calculated using the closing share price of our common stock of $0.297 on December 31, 2012.

PROPOSAL TWO

ADOPTION OF 2013 EQUITY INCENTIVE PLAN

On October 25, 2013, the Board adopted the 2013 Equity Incentive Plan, or the 2013 Plan, and now seeks stockholder approval of the 2013 Plan at the Annual Meeting.

The Board believes the 2013 Plan is necessary to give our company the continued ability to attract and retain qualified employees, consultants and non-employee directors with appropriate equity-based awards, motivate high levels of performance, recognize employee contributions to our success and align the interests of plan participants with those of our stockholders. The Board believes that the ability to grant equity-based awards is needed for our company to remain competitive for qualified employees, consultants and non-employee directors in the semiconductor industry, particularly against similar companies vying for a limited talent pool. The 2013 Plan contains a number of provisions that the Board believes are consistent with the interests of stockholders and sound corporate governance, which include:

•

No Stock Option Repricings. The 2013 Plan prohibits the repricing of stock options and stock appreciation rights without the approval of the stockholders. The provision applies to both direct repricings — lowering the exercise price of a stock option – and indirect repricings – canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.

•	Individual Grant Limits. No participant may be granted awards in any one year to purchase more than an aggregate of 300,000 shares.

•	No Annual “Evergreen” Provision. The 2013 Plan provides a fixed allocation of shares, thereby requiring stockholder approval of any additional allocation of shares.

•

No Discounted Stock Options or Stock Appreciation Rights. The 2013 Plan prohibits the grant of a stock option or stock appreciation right with an exercise price of less than the fair market value of the closing price of our common stock on the date the stock option is granted.

•

Independent Committee. The 2013 Plan will be administered by the Compensation Committee of the Board, which consists of “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, Section 16b-3 of the Securities Exchange Act of 1934 and under the applicable rules of Nasdaq.

The 2013 Plan reserves 2,200,000 shares of our common stock for issuance pursuant to awards granted under the 2013 Plan. The 2,200,000 shares reserved for issuance under the 2013 Plan will serve as the underlying value for all equity awards under the 2013 Plan. The provisions of the 2013 Plan are summarized below. There has been no determination with respect to future awards under the 2013 Plan as of the date of this Proxy Statement.

Board Recommendation

Our Board Recommends a Vote “For” the Adoption of the 2013 Equity Incentive Plan.

Summary of the 2013 Equity Incentive Plan

General

The 2013 Plan provides for grants of stock options, stock appreciation rights (SARs), stock awards and restricted stock units, all of which are sometimes referred to individually or collectively as Awards, to employees, consultants, non-employee directors of our company and its subsidiaries. Stock options may be either incentive stock options (ISOs), as defined in Section 422 of the Internal Revenue Code, or non-qualified stock options (NQSOs).

Plan Administration; Amendment and Termination

The Board and/or one or more of its committees shall administer the 2013 Plan in accordance with applicable law, referred to as the Administrator. The Administrator may, amend, suspend or terminate any portion of the 2013 Plan for any reason, but must obtain stockholder consent for any material amendments to the 2013 Plan, or the consent of affected plan participants if any such action alters or impairs any obligations regarding Awards that have been granted. The 2013 Plan terminates in 2023. However, such termination will not affect Awards granted under the 2013 Plan prior to termination.

Reversion of Shares to the Plan

Any shares underlying an expired, forfeited or cancelled Award shall become available for future Awards under the 2013 Plan. Shares awarded and delivered under the 2013 Plan may be authorized but unissued, or reacquired shares.

Eligibility for Awards

Employees, consultants and non-employee directors of our company or its subsidiaries may be granted Awards under the 2013 Plan. The Administrator determines which individuals will receive Awards, as well as the number and composition of each Award. Awards under the 2013 Plan may consist of a single type or any combination of the types of Awards permissible under the 2013 Plan as determined by the Administrator, or by the full Board in the case of Awards to non-employee directors. These decisions may be based on various factors, including a participant’s duties and responsibilities, the value of the participant’s past services, his/her potential contributions to our success, and other factors.

Exercise Price Limitations

The Administrator will determine the exercise price for the shares underlying each Award on the date the Award is granted. The exercise price for shares under an ISO may not be less than 100% of fair market value on the date the Award is granted under Section 422 of the Internal Revenue Code, or the Code. Similarly, under the terms of the 2013 Plan, the exercise price for SARs and NQSOs may not be less than 100% of fair market value on the date of grant. There is no minimum exercise price prescribed for stock awards and restricted stock units awarded under the 2013 Plan.

No Material Amendments or Re-Pricing Without Stockholder Approval

Except for adjustments upon changes in capitalization, dissolution, merger or asset sale, the 2013 Plan prohibits our company from making any material amendments to the 2013 Plan or decreasing the exercise price or purchase price of any outstanding Award, including by means of cancellation or re-grant, without stockholder approval.

Individual Grant Limits

No participant may be granted Awards in any one year to purchase more than an aggregate of 300,000 shares. Such limitation is subject to proportional adjustment in connection with any change in our capitalization as described in the 2013 Plan.

Award Exercise; Payment of Exercise Price

The Administrator will determine when Awards become exercisable. However, no Award may have a term longer than ten years from the date of grant unless otherwise approved by our stockholders, and no Award may be exercised after expiration of its term. Payment for any shares issued upon exercise of an Award shall be specified in each participant’s Award agreement, and may be made by cash, check or other means specified in the 2013 Plan.

Tax Withholding

We shall have the right to deduct or withhold or require a participant to remit to us an amount sufficient to satisfy federal, state, local and any applicable foreign taxes (including FICA obligations, if applicable) required to be withheld with respect to the grant, exercise or vesting of any Award.

Effect of Termination, Death, or Disability

If a participant’s employment, consulting arrangement, or service as a non-employee director terminates for any reason, the vesting of an Award generally will stop as of the effective termination date. Participants generally have three months from their termination date to exercise vested unexercised options and SARs before they expire. Longer post-termination exercise periods apply in the event the termination of employment or cessation of service results from death or disability. If a participant is dismissed for cause, the right to exercise shall terminate five business days following the participant’s receipt of written notice from us of the participant’s termination.

Non-Transferability of Awards

Unless otherwise determined by the Administrator, Awards granted under the 2013 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised by the participant only during the participant’s lifetime.

Stock Appreciation Rights

Under the 2013 Plan, SARs may be settled in shares or cash and must be granted with an exercise price not less than 100% of fair market value on the date of grant. Upon exercise of a SAR, a participant is entitled to receive cash or a number of shares equivalent in value to the difference between the fair market value on the exercise date and the exercise price of the SAR. For example, assume a participant is granted 100 SARs with an exercise price of $10 and assume the SARs are later exercised when the fair market value of the underlying shares is $20 per share. At exercise, the participant is entitled to receive 50 shares [(($20—$10) x 100) / $20], or $1,000 in cash (50 shares x $20).

Stock Awards

The Plan also permits the Company to grant stock awards. The Administrator has discretion to establish periods of restriction during which shares awarded remain subject to forfeiture or the Company’s right to repurchase if the participant’s employment terminates for any reason (including death or disability). Restrictions may be based on the passage of time, the achievement of specific performance objectives, or other measures as determined by the Administrator in its discretion. Stock Awards may be granted for past services with no restrictions. During periods of restriction, a participant has the right to vote his/her restricted stock and to receive distributions and dividends, if any, but may not sell or transfer any such shares.

Restricted Stock Units

The Plan also permits the Company to grant restricted stock units that are payable in Company shares or in cash. Each restricted stock unit is equivalent in value to one share of the Company’s common stock. Depending on the number of restricted stock units that become vested at the end of the performance period, the equivalent number of shares are payable to the participant, or the equivalent value in cash. The restricted stock units may be vested upon the attainment of performance goals or based on continued service.

Changes in Capitalization; Change of Control

The 2013 Plan provides for exercise price and quantity adjustments if we declare a stock dividend or stock split. Also, vesting or restriction periods may be accelerated if we merge with another entity that does not either assume the outstanding Awards or substitute equivalent Awards. In such case, vesting will be accelerated ten days prior to the consummation of the Change in Control and the Award will terminate and no longer be exercisable upon consummation. We have “change of control” agreements with certain executive officers that provide for accelerated vesting of stock options and other equity compensation awards.

Participation in the Plan

Except as otherwise provided in the 2013 Plan, the grant of Awards is subject to the discretion of the Administrator. No determinations have been made with respect to future awards under the 2013 Plan.

U.S. Federal Income Tax Consequences

Option Grants

Options granted under the 2013 Plan may be either ISOs, which are intended to satisfy the requirements of Section 422 of the Code, or NQSOs, which are not intended to meet those requirements. The Federal income tax treatment for NQSOs and ISOs is summarized below.

Non-Qualified Stock Options

No taxable income is recognized by an optionee upon the grant of an NQSO. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. Our company and the optionee are required to satisfy the tax withholding requirements applicable to that income, unless the optionee is a non-employee director or consultant, where in such case tax withholding is not required. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to exercised NQSOs.

Incentive Stock Options

No taxable income is recognized by an optionee upon the grant of an ISO. Generally, the optionee will not recognize ordinary income in the year in which the option is exercised, although the optionee’s gain from exercise may be subject to alternative minimum tax. If the optionee sells the underlying shares acquired from the option within two years after the option grant date or within one year of the option exercise date, then the sale is treated as a disqualifying disposition and the optionee will be taxed in the year of disposition on the gain at exercise, but not exceeding the gain from disposition as ordinary income and the balance of the gain from disposition, if any, as short-term or long-term capital gain. We will be entitled to an income tax deduction that equals the amount of the optionee’s compensatory ordinary income. If the optionee does not make a disqualifying disposition, then the optionee will not recognize ordinary income and the entire gain will be taxes as long-term capital gain and we will not be entitled to a tax deduction.

Stock Appreciation Rights

No taxable income is recognized by an optionee upon the grant of a SAR. The participant will recognize ordinary income in the year in which the SAR is exercised. The amount of ordinary income will be fair market value of the shares received or the cash payment received. Our company and the participant are required to satisfy the applicable tax withholding requirements, unless the participant is a non-employee director, where in such case tax withholding is not required. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to exercised SARs.

Stock Awards

The tax principles applicable to the issuance of shares under the Plan will be substantially the same as those summarized above for the exercise of non-qualified stock options in that they are both governed by Section 83 of the Internal Revenue Code. When shares are granted with no restrictions, the participant will have ordinary income equal to the difference between the fair market value of the shares on the grant date and the amount paid for the shares, if any. If shares are granted with restrictions, such income tax treatment applies on the date the restrictions lapse (the “vesting” date) based on the fair market value of the shares on the vesting date, unless the participant made an “83(b) election” within 30 days of the date of grant to include as ordinary income in the year of the grant, an amount equal to the difference between the fair market value of the granted shares on the grant date and any amount paid for the shares. If the Section 83(b) election is made, the participant will not recognize any additional compensation income when the restriction lapses, but may have capital gain income or loss upon sale of the shares. The Company will be entitled to an income tax deduction equal to the ordinary income recognized by the participant in the year in which the participant recognizes such income.

Restricted Stock Units

Generally, a plan participant who is granted restricted stock units will recognize ordinary income in the year payment occurs. The income recognized will generally be equal to the fair market value of the shares received or to the cash payment received. The Company will generally be entitled to an income tax deduction equal to the income recognized by the participant on the payment date for the taxable year in which the ordinary income is recognized by the participant.

Deductibility of Executive Compensation

We anticipate that any compensation deemed paid by us in connection with the exercise of both ISOs and NQSOs granted with exercise prices equal to the fair market value of the shares on the grant date will not be subject to the “Section 162(m) $1 million limitation” per covered individual on the deductibility of the compensation paid to our executive officers.

Stockholder Approval

We are seeking stockholder approval of the 2013 Plan, including the shares reserved under the 2013 Plan. The 2013 Plan provides a meaningful opportunity for employees, consultants and non-employee directors to acquire a proprietary interest in our company, thereby encouraging those individuals to remain in our service and more closely align their interests with those of the stockholders. The Board believes that it is in our best interest to have an equity incentive program. A copy of the 2013 Plan is attached hereto as Exhibit A, and forms of related award agreements (restricted stock agreement, restricted stock unit agreement, stock option agreement and stock appreciation agreement), are attached hereto as Exhibits B, C, D and E, respectively.

Required Vote

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required to approve this proposal. If you are present in person or represented by proxy at the meeting and abstain from voting on this proposal, it has the same effect as if you voted against the proposal. Broker non-votes are not counted for any purpose in determining whether this proposal has been approved.

Equity Compensation Plan Information

The following table is provided as additional information on our equity compensation plans. The information is as of December 31, 2012.

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities Reflected in Column (a))
Equity compensation plans approved by securityholders (1)	105,383	$46.08	62,287
Equity compensation plans not approved by securityholders (2)	—	—	—

Total	105,383	$46.08	62,287

(1)	This row includes our 2003 Equity Incentive Plan and the 1999 Stock Option Plan.

PROPOSAL THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required pursuant to Section 14A of the Securities Exchange Act of 1934, we are giving our stockholders the opportunity to vote, on an advisory basis, to approve our executive compensation. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation.

Our executive compensation is described under the heading “Executive Compensation”. Our Compensation Committee reviews and approves salaries, bonuses, and other benefits payable to the executive officers. We maintain a bonus plan for executive officers and selected other members of senior management. In 2012, our Compensation Committee decided, based on then-current economic conditions, and taking into consideration the company’s performance, to not award cash bonuses to executive officers based on financial objectives in 2012.

We will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Superconductor Technologies Inc. hereby approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Superconductor Technologies Inc.’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K.”

This vote is advisory, and therefore not binding on us, our Board or our Compensation Committee. However, our Board and Compensation Committee value the opinions that our stockholders express in their votes and will consider the outcome of this vote when considering future executive compensation arrangements as they deem appropriate. Abstentions and broker non-votes will result in the above resolution receiving fewer votes.

Unless otherwise instructed, the proxies will vote “for” the above resolution.

Board Recommendation

Our Board recommends that you vote “For” the Approval of the Advisory Vote on Executive Compensation.

PROPOSAL FOUR

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required pursuant to Section 14A of the Securities Exchange Act of 1934 we are also giving our stockholders the opportunity to indicate how frequently we should seek an advisory vote on our executive compensation. By voting on this proposal, stockholders may indicate whether they would prefer the advisory vote on executive compensation to occur once every one, two, or three years.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, or three years or by abstaining from a vote when you vote in response to the resolution set forth below.

“RESOLVED, that a non-binding advisory vote of the stockholders of Superconductor Technologies Inc. to approve the company’s executive compensation, as disclosed pursuant to Item 402 of Regulation S-K, shall be held at an annual meeting of stockholders, beginning with the 2013 Annual Meeting of Stockholders, (i) every year, (ii) every 2 years, or (iii) every 3 years.”

This vote is advisory, and therefore not binding on us or our Board. Our Board values the opinions that our stockholders express in their votes and will consider the outcome of this vote when considering how frequently we should conduct an advisory vote on our executive compensation as it deems appropriate. Abstentions and broker non-votes will result in the alternatives receiving fewer votes.

Unless otherwise instructed, the proxies will vote “for” the three year frequency alternative.

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Marcum LLP an independent registered public accounting firm, to audit our financial statements for 2013. Our Audit Committee is submitting its selection to our stockholders for ratification. Marcum LLP has served as our auditor since October 2010 and has no financial interest of any kind in us except the professional relationship between auditor and client. A representative of Marcum LLP is expected to attend our Annual Meeting, and will be afforded an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions by stockholders.

On October 1, 2010, our then independent registered public accounting firm, Stonefield Josephson, Inc. (“Stonefield”) combined its practice with Marcum LLP. Accordingly, effective October 1, 2010, Stonefield effectively resigned as our independent registered public accounting firm and Marcum LLP became our independent registered public accounting firm. This change in our independent registered public accounting firm was approved by our Audit Committee on October 4, 2010.

The principal accountant’s reports of Stonefield on our financial statements as of and for the year ended December 31, 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2009 and through October 1, 2010, the effective date of the combination of the practices of Stonefield and Marcum LLP, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stonefield’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the year ended December 31, 2009 and through October 1, 2010, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the year ended December 31, 2009 and through the effective date of the combination of the practices of Stonefield and Marcum LLP, we did not consult with Marcum LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The information on the change of independent registered public accounting firm described above was reported on a Form 8-K/A filed with the SEC on October 27, 2010. We provided Stonefield with a copy of the disclosures contained in such Form 8-K/A and requested Stonefield to furnish us with a letter addressed to the SEC stating whether it agreed with the statements made therein. A copy of such letter, dated October 27, 2010, furnished by Stonefield, was filed as Exhibit 16.1 to such Form 8-K/A.

Required Vote

Proposal Five requires the affirmative vote of a majority of the votes cast on the proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions and broker non-votes will not have any effect on the outcome of this proposal. In the event the stockholders do not approve this proposal, our Audit Committee will reconsider the appointment of Marcum LLP as our independent registered public accounting firm.

Board Recommendation

Our Board Recommends a Vote “For” the Ratification of the Appointment of our Independent Registered Public Accounting Firm.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

Our Audit Committee reviews our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. Our Audit Committee has reviewed and discussed the audited financial statements with management. In addition, our Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61, as amended (AICPA, Professional Standards Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Our Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding their communications with the audit committee concerning independence, and has discussed with them their independence, including whether their provision of other non-audit services to us is compatible with maintaining their independence.

Our Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for the audit. Our Audit Committee meets with them, with and without management present to discuss the results of their examinations, the evaluation of our internal controls and the overall quality of our reporting.

Based upon the review and discussions referred to in the foregoing paragraphs, our Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for 2012 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

David W. Vellequette (Chairman)

Martin A. Kaplan

Lynn J. Davis

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee regularly reviews and determines whether specific non-audit projects or expenditures with our independent registered public accounting firm, Marcum LLP, potentially affects its independence. Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Marcum LLP. Pre-approval is generally provided by our Audit Committee for up to one year, as detailed as to the particular service or category of services to be rendered, and is generally subject to a specific budget. Our Audit Committee may also pre-approve additional services of specific engagements on a case-by-case basis.

The following table sets forth the aggregate fees billed to us by Marcum LLP for 2012 and 2011, all of which were pre-approved by our Audit Committee:

	Year Ended December 31,
	2012	2011
Audit fees(1)	$215,455	$231,885
All other fees(2)	$39,067	$48,115
Total	$254,522	$280,000

(1)	Includes fees for professional services rendered for the audit of our annual financial statements and review of our annual report on Form 10-K and for reviews of the financial statements included in our quarterly reports on Form 10-Q for the first three quarters of 2012 and 2011.
(2)	These fees related to services rendered for our S-3 registration statements.

TRANSACTIONS WITH RELATED PERSONS

On May 4, 2012, director John Lockton resigned from our Board of Directors, and on May 5, 2012 we entered into an exclusive consulting agreement with Mr. Lockton whereby he provided our Board of Directors consulting services for a term commencing upon his resignation and ended March 31, 2013.

On May 6, 2012, we also entered into an exclusive consulting agreement with director Dennis Horowitz, who retired as our director upon conclusion of his term as a director at our May 22, 2012 annual stockholders’ meeting, whereby Mr. Horowitz provided our Board of Directors consulting services for a term commencing on May 22, 2012 and ended March 31, 2013.

Each of Mr. Lockton’s and Mr. Horowitz’s consulting agreements provides for total compensation of $35,000 and 10,000 shares of restricted common stock subject to vesting during the term. Consistent with past practice, effective as of their respective dates of termination of board service, we also extended the exercise period of options held by such director to the term of the options and accelerated the vesting of previously granted restricted stock.

ANNUAL REPORT TO STOCKHOLDERS

Our Annual Report on Form 10-K for the year ended December 31, 2012 is being mailed to our stockholders along with this Proxy Statement.

OTHER MATTERS

We know of no other matters to be submitted at our Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board may recommend.

By Order of the Board of Directors,

JEFFREY A. QUIRAM
President and Chief Executive Officer

Austin, Texas

October 31, 2013

Exhibit A

2013 Equity Incentive Plan Documents

SUPERCONDUCTOR TECHNOLOGIES INC.

2013 EQUITY INCENTIVE PLAN

(Effective October 25, 2013)

Superconductor Technologies Inc. hereby adopts in its entirety the Superconductor Technologies Inc. 2013 Equity Incentive (“Plan”), as of October 25, 2013 (“Plan Adoption Date”). Unless otherwise defined, terms with initial capital letters are defined in Section 2 below.

SECTION 1

BACKGROUND AND PURPOSE

1.1 Background The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (SARs), Stock Awards, and Restricted Stock Units.

1.2 Purpose of the Plan The Plan is intended to attract, motivate and retain the following individuals: (a) employees of the Company or its Affiliates; (b) consultants who provide significant services to the Company or its Affiliates and (c) directors of the Company or any of its Affiliates who are employees of neither the Company nor any Affiliate. The Plan is also designed to encourage stock ownership by such individuals, thereby aligning their interests with those of the Company’s shareholders.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Act shall include such section, any valid rules or regulations promulgated under such section, and any comparable provisions of any future legislation, rules or regulations amending, supplementing or superseding any such section, rule or regulation.

2.2 “Administrator” means, collectively the Board, and/or one or more Committees, and/or one or more executive officers of the Company designated by the Board to administer the Plan or specific portions thereof; provided, however, that Awards to Section 16 Persons may only be administered by a committee of Independent Directors (as defined in Section 2.23) or the Board as a whole. The Plan permits coextensive administrative authority; provided, however, that the scope of any such authority is specifically approved by the Board in accordance with the Plan.

2.3 “Affiliate” means any corporation or any other entity (including, but not limited to, Subsidiaries, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.4 “Applicable Law” means the legal requirements relating to the administration of Options, SARs, Stock Awards, Restricted Stock Units and similar incentive plans under any applicable laws, including but not limited to the laws of the United States and any applicable foreign country, including employment, labor, privacy, securities, and tax laws, the Code, and applicable rules and regulations promulgated by the Nasdaq, New York Stock Exchange, American Stock Exchange or the requirements of any other stock exchange or quotation system upon which the Shares may then be listed or quoted.

2.5 “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Stock Awards, and Restricted Stock Units.

2.6 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including the Grant Date.

2.7 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8 “Change in Control” means the occurrence of any of the following:

2.8.1 Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting capital stock, other than a group of two or more persons not (A) acting in concert for the purpose of acquiring, holding or disposing of such stock or (B) otherwise required to file any form or report with any governmental agency or regulatory authority having jurisdiction over the Company which requires the reporting of any change in control;

2.8.2 The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (whether by stock sale, merger, consolidation or otherwise);

2.8.3 The consummation of a liquidation or dissolution of the Company; or

2.8.4 The consummation of a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation for the sole purpose of changing the Company’s jurisdiction of incorporation or (ii) a consolidation or merger of the Company in which the holders of the voting capital stock of the Company immediately prior to the consolidation or merger (other than Persons who are parties to such consolidation or merger and their respective Affiliates) hold at least fifty percent (50%) of the voting power represented by the Company’s then outstanding voting capital stock of the Company or the surviving entity (or its parent entity) immediately after the consolidation or merger.

2.9 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.10 “Committee” means any committee appointed by the Board of Directors to administer the Plan.

2.11 “Company” means Superconductor Technologies Inc., or any successor thereto.

2.12 “Consultant” means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates or any employee or Affiliate of any of the foregoing, but who is neither an Employee nor a Director.

2.13 “Continuous Status” as an Employee, Consultant or Director means that a Participant’s employment or service relationship with the Company or any Affiliate is not interrupted or terminated. “Continuous Status” shall not be considered interrupted in the following cases: (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Subsidiary or successor. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If such reemployment is approved by the Company but not guaranteed by statute or contract, then such employment will be considered terminated on the ninety-first (91st) day of such leave and on such date any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. In the event a Participant’s status changes among the positions of Employee, Director and Consultant, the Participant’s Continuous Status as an Employee, Director or Consultant shall be deemed to be continuous and uninterrupted.

2.14 “Director” means any individual who is a member of the Board of Directors of the Company or an Affiliate of the Company.

2.15 “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.16 “Employee” means any individual who is a common-law employee of the Company or of an Affiliate.

2.17 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option, and the price used to determine the amount of cash or number of Shares payable to a Participant upon the exercise of a SAR.

2.18 “Fair Market Value” means, as of any date, provided the Common Stock is listed on an established stock exchange or a national market system, including without limitation the NASDAQ, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock on the Grant Date of the Award. If no sales were reported on such Grant Date of the Award, the Fair Market Value of a share of Common Stock shall be the closing price for such stock as quoted on the NASDAQ (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day with reported sales prior to the date of determination. In the case where the Company is not listed on an established stock exchange or national market system, Fair Market Value shall be determined by the Board in good faith in accordance with Code Section 409A and the applicable Treasury regulations.

2.19 “Fiscal Year” means a fiscal year of the Company.

2.20 Intentionally omitted.

2.21 “Grant Date” means the date the Administrator approves the Award.

2.22 “Incentive Stock Option” means an Option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.23 “Independent Director” means a Nonemployee Director who is (i) a “nonemployee director” within the meaning of Section 16b-3 of the 1934 Act and (ii) “independent” as determined under the applicable rules of the NASDAQ, as either of these definitions may be modified or supplemented from time to time.

2.24 “Misconduct” shall include commission of any act in competition with any activity of the Company (or any Affiliate) or any act contrary or harmful to the interests of the Company (or any Affiliate) as determined in good faith by the Administrator and shall include, without limitation: (a) conviction of a felony or crime involving moral turpitude or dishonesty, (b) violation of Company (or any Affiliate) policies, with or acting against the interests of the Company (or any Affiliate), including employing or recruiting any present, former or future employee of the Company (or any Affiliate), (c) misuse of any confidential, secret, privileged or non-public information relating to the Company’s (or any Affiliate’s) business, or (d) participating in a hostile takeover attempt of the Company or an Affiliate. The foregoing definition shall not be deemed to be inclusive of all acts or omissions that the Company (or any Affiliate) may consider as Misconduct for purposes of the Plan.

2.25 “NASDAQ” means The NASDAQ Stock Market, LLC.

2.26 “Nonemployee Director” means a Director who is not employed by the Company or an Affiliate.

2.27 “Nonqualified Stock Option” means an option to purchase Shares that is not intended to be an Incentive Stock Option.

2.28 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.29 “Participant” means an Employee, Consultant or Nonemployee Director who has an outstanding Award.

2.30 “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement, including without limitation goals tied to individual objectives and/or the Company’s (or a business unit’s) return on assets, return on shareholders’ equity, efficiency ratio, earnings per share, net income, or other financial measures determined in accordance with U.S. generally accepted accounting principles (“GAAP”), with or without adjustments determined by the Administrator. The foregoing definition shall not be deemed to be inclusive of all Performance Goals for purposes of this Plan. The Performance Goals may differ from Participant to Participant and from Award to Award.

2.31 “Restricted Stock Units” means an Award granted to a Participant pursuant to Section 8 of the Plan that entitles the Participant to receive a prescribed number of Shares, or the equivalent value in cash, upon achievement of Performance Goals associated with such Award. The Participant’s Award Agreement shall specify whether the Restricted Stock Units will be settled in Shares or cash.

2.32 “Period of Restriction” means the period during which Stock Awards are subject to restrictions that subject the Shares to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time in which case the restrictions may lapse over the Period of Restriction, the achievement of Performance Goals, or the occurrence of other events as determined by the Administrator, in its discretion.

2.33 “Plan” means this Superconductor Technologies Inc. 2013 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.34 “Rule 16b-3” means the rule so designated promulgated under Section 16 of the 1934 Act, and any future rule or regulation amending, supplementing or superseding such rule.

2.35 “SEC” means the U.S. Securities Exchange Commission.

2.36 “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.37 “Shares” means shares of common stock of the Company.

2.38 “Stock Appreciation Right” or “SAR” means an Award granted to a Participant pursuant to Section 6. Upon exercise, a SAR gives a Participant a right to receive a payment in cash, or the equivalent value in Shares, equal to the difference between the Fair Market Value of the Shares on the exercise date and the Exercise Price. Both the number of SARs and the Exercise Price are determined on the Grant Date. For example, assume a Participant is granted 100 SARs at an Exercise Price of $10 and the award agreement specifies that the SARs will be settled in Shares. Also assume that the SARs are exercised when the underlying Shares have a Fair Market Value of $20 per Share. Upon exercise of the SAR, the Participant is entitled to receive 50 Shares [(($20-$10)*100)/$20].

2.39 “Stock Awards” means an Award granted to a Participant pursuant to Section 7. A Stock Award constitutes a transfer of ownership of Shares to a Participant from the Company. Such transfer may be subject to restrictions against transferability, assignment, and hypothecation. Under the terms of the Award, the restrictions against transferability are removed when the Participant has met the specified vesting requirement. Shares granted pursuant to a Stock Award shall vest immediately upon the lapsing of the applicable Period of Restriction (if any). Stock Awards may also be granted without any restrictions or vesting requirements. Vesting may be based on continued employment or service over a stated service period, or on the attainment of specified Performance Goals. If employment or service is terminated prior to vesting, the unvested Shares revert back to the Company.

2.40 “Subsidiary” means any corporation, LLC or partnership (collectively referred to as “Entities”) in an unbroken chain of Entities beginning with the Company if each of the Entities other than the last Entity in the unbroken chain then owns fifty percent (50%) or more of the total combined voting power in one of the other Entities in such chain.

SECTION 3

ADMINISTRATION

3.1 The Administrator. The Administrator, if not the Board of Directors, shall be appointed by the Board of Directors from time to time. Grants of authority in a committee charter shall be deemed appointment.

3.2 Authority of the Administrator. It shall be the duty of the Administrator to administer the Plan in accordance with the Plan’s provisions and in accordance with Applicable Law. The Administrator, if the Board of Directors or a Committee, shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the following: (a) which Employees, Consultants and Directors shall be granted Awards; (b) the terms and conditions of the Awards at initial grant and any subsequent revisions or changes to the terms and conditions of Awards, including, but not limited to, changes to, or removal of restrictions on, outstanding Awards relating to vesting, Period of Restriction or exercisability periods, (c) interpretation of the Plan, (d) adoption of rules for the administration, interpretation and application of the Plan as are consistent therewith and (e) interpretation, amendment or revocation of any such rules.

3.3 Decisions Binding. All determinations and decisions made by the Administrator shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by Applicable Law.

SECTION 4

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment, as provided in Section 4.3, the total number of Shares initially available for grant under the Plan shall be two million two hundred thousand (2,200,000). Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise. Awards settled in cash shall not count against the limitation set forth in this Section 4.1.

4.2 Reversion of Shares to the Plan. If any Award made under the Plan expires, or is forfeited or cancelled, the Shares underlying such Awards shall become available for future Awards under the Plan.

4.3 Adjustments in Awards and Authorized Shares. The number of Shares covered by the Plan, each outstanding Award, and the per Share exercise price of each such Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, recapitalization, spin-off, combination, reclassification, the payment of a stock dividend on the common stock or any other increase or decrease in the number of such Shares of common stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an Option.

4.4 Legal Compliance. Shares shall not be issued pursuant to the making or exercise of an Award unless the exercise of Options and rights and the issuance and delivery of Shares shall comply with the Securities Act of 1933, as amended, the 1934 Act and other Applicable Law, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any Award made in violation hereof shall be null and void.

4.5 Investment Representations. As a condition to the exercise of an Option or other right, the Company may require the person exercising such Option or right to represent and warrant at the time of exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

SECTION 5

STOCK OPTIONS

The provisions of this Section 5 are applicable to Options granted to Employees, Consultants and Nonemployee Directors. Such Participants shall also be eligible to receive other types of Awards as set forth in the Plan.

5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof, and the Administrator, in its discretion and subject to Sections 4.1, shall determine the number of Shares subject to each Option.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3 Exercise Price. The Administrator shall determine the Exercise Price for each Option subject to the provisions of this Section 5.3.

5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator.

5.3.2 Incentive Stock Options. The grant of Incentive Stock Options shall be subject to the following limitations:

(a) The Exercise Price of an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d)

of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date;

(b) Incentive Stock Options may be granted only to persons who are, as of the Grant Date, Employees of the Company or a Subsidiary, and may not be granted to Consultants or Nonemployee Directors.

(c) To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any parent or Subsidiary) exceeds $100,000, the Options to acquire Shares in excess of such amount shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3.2(c), Incentive Stock Options shall be taken into account in the order in which they were granted. For purposes of this limitation, the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted; and

(d) In the event of a Participant’s change of status from Employee to Consultant or Nonemployee Director, an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option three (3) months and one (1) day following such change of status.

5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer, and such Options may be granted with an Exercise Price less than the Fair Market Value of a Share on the Grant Date; provided, however, the grant of such substitute Option shall not constitute a “modification” as defined in Code Section 424(h)(3) and the applicable Treasury regulations.

5.4 Exercise of Options. Options granted under the Plan shall be exercisable only with respect to the underlying shares that have become vested and shall be subject to restrictions as set forth in the Award Agreement as the Administrator shall determine in its discretion. Except as set forth in Section 9.1, in all cases involving termination of Continuous Status as an Employee, Director or Consultant (including, but not limited to, the reasons described in subsections (c), (d), (e) and (f) of Section 5.5.1), such Option shall be exercisable only to the extent the Participant was entitled to exercise it at the date of such termination.

5.5 Expiration of Options

5.5.1 Expiration Dates. Unless otherwise specified in the Award Agreement, but in any event no later than ten (10) years from the Grant Date, each Option shall terminate no later than the first to occur of the following events:

(a) Date in Award Agreement. The date for termination of the Option set forth in the written Award Agreement;

(b) Termination of Continuous Status as Employee, Director or Consultant. The last day of the three (3)-month period following the date the Participant ceases his/her/its Continuous Status as an Employee, Director or Consultant (other than termination for a reason described in subsections (c), (d), (e), or (f) below).

(c) Misconduct. In the event a Participant’s Continuous Status as an Employee, Director or Consultant terminates because the Participant has performed an act of Misconduct as determined by the Administrator, all unexercised Options held by such Participant shall expire five (5) business days following Participant’s receipt of written notice from the Company of Participant’s termination due to Misconduct; provided, however, that the Administrator may, in its sole discretion, prior to the expiration of the five (5) day period, reinstate the Options by giving written notice of such reinstatement to Participant. In the event of such reinstatement, the Participant may exercise the Option only to such extent, for such time, and upon such terms and conditions as if the Participant had ceased to be employed by or affiliated with the Company or a Subsidiary upon the date of such termination for a reason other than Misconduct, disability or death;

(d) Disability. In the event that a Participant’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option at any time within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan;

(e) Death. In the event of the death of a Participant, the Participant’s Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance. If, at the time of death, the Participant was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan; or

(f) 10 Years from Grant. An Option shall expire no more than ten (10) years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, such Incentive Stock Option may not be exercised after the expiration of five (5) years from the Grant Date.

5.5.2 Administrator Discretion. Notwithstanding the foregoing the Administrator may, after an Option is granted, extend the exercise period that an Option is exercisable following a Participant’s termination of Continuous Service (recognizing in some such circumstances the Options would cease to be Incentive Stock Options); provided, however, in no event may any such extension extend beyond the stated expiration date of the Option.

5.6 No “Re-Pricing” Without Shareholder Approval. Except as provided in Section 4.3, in no event may the Administrator directly or indirectly reduce the exercise price of an Option after it has been granted without the approval of a majority of the shareholders eligible to vote.

5.7 Exercise and Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and payment of any additional amount that the Administrator specifies is necessary for the Company to pay any required withholding taxes in accordance with Section 11.

5.7.1 Form of Consideration. Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Administrator, in its discretion, also may permit the exercise of Options and same-day sale of related Shares, or exercise by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or by any other means which the Administrator, in its discretion, determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan. The Administrator, in its discretion, may also permit a “net issuance” of any Option, where the term “net issuance” means the issuance of a number of Shares (rounded down to the nearest whole number of Shares) that is equivalent in value to the difference between the fair market value of the underlying stock on the exercise date, less the exercise price and minimum tax withholding. Such discretion may be exercised by the Administrator either in the Award Agreement or at any other time.

5.7.2 Delivery of Shares. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased and taxes required to be withheld, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

SECTION 6

STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. Subject to the terms of the Plan, a SAR may be granted to Employees, Consultants and Nonemployee Directors at any time and from time to time as shall be determined by the Administrator.

6.1.1 Number of Shares. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

6.1.2 Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, shall have discretion to determine the terms and conditions of SARs granted under the Plan, including whether upon exercise the SARs will be settled in Shares or cash, which must be determined at the time of grant and set forth in the Award Agreement. However, the Exercise Price of a SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.2 Exercise of SARs. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions as set forth in the Award Agreement and conditions as the Administrator shall determine in its discretion.

6.3 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise and such other terms and conditions as the Administrator shall determine.

6.4 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator in its discretion as set forth in the Award Agreement, or otherwise pursuant to the provisions relating to the expiration of Options as set forth in Section 5.5.

6.5 No “Re-Pricing” Without Shareholder Approval. Except as provided in Section 4.3, in no event may the Administrator directly or indirectly reduce the exercise price of a SAR after it has been granted without the approval of a majority of the shareholders eligible to vote.

6.6 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive (whichever is specified in the Award Agreement) from the Company either (a) a cash payment in an amount equal to (x) the difference between the Fair Market Value of a Share on the date of exercise and the SAR Exercise Price, multiplied by (y) the number of Shares with respect to which the SAR is exercised, or (b) a number of Shares by dividing such cash amount by the Fair Market Value of a Share on the exercise date. If the Administrator designates in the Award Agreement that the SAR will be settled in cash, upon Participant’s exercise of the SAR the Company shall make a cash payment to Participant as soon as reasonably practicable.

SECTION 7

STOCK AWARDS

7.1 Grant of Stock Awards. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Stock Awards to Employees, Nonemployee Directors and Consultants in such amounts as the Administrator, in its discretion, shall determine. The Administrator shall determine the number of Shares to be granted to each Participant and the purchase price (if any) to be paid by the Participant for such Shares.

7.2 Stock Agreement. Each Stock Award shall be evidenced by an Award Agreement that shall specify the terms of the grant, including the Period of Restriction that applies to such grant (if any), the conditions that must be satisfied for the Period of Restriction to lapse, and such other terms and conditions as the Administrator, in its discretion, shall determine. Unless the Administrator determines otherwise, Shares granted pursuant to Stock Awards shall be held by the Company as escrow agent until the Period of Restriction has lapsed.

7.3 Transferability. Shares granted pursuant to a Stock Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until expiration of the applicable Period of Restriction (if any).

7.4 Restrictions. In its sole and absolute discretion, the Administrator may set restrictions based on a Participant’s Continuous Status as Employee, Nonemployee Director or Consultant or the achievement of specific Performance Goals (Company-wide, business unit, or individual), or any other basis determined by the Administrator in its discretion.

7.5 Legend on Certificates. The Administrator, in its discretion, may place a legend or legends on the Share certificates to give appropriate notice of such restrictions in the case the Shares are not held by the Company in escrow.

7.6 Release of Shares. Shares granted pursuant to Stock Awards shall be released from escrow as soon as practicable after expiration of the Period of Restriction. At such time, the Participant shall be entitled to have any legend or legends under Section 7.5 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant, subject to Applicable Law.

7.7 Voting Rights. During any Period of Restriction, Participants holding Shares granted pursuant this Section 7 may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.8 Dividends and Other Distributions. During any Period of Restriction, Participants holding Shares granted pursuant to this Section 7 shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares with respect to which they were paid.

7.9 Return of Stock to Company. On the date that any forfeiture event set forth in the Award Agreement occurs, the Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8

RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Employees, Consultants and Nonemployee Directors at any time and from time to time, as shall be determined by the Administrator in its discretion.

8.1.1 Number of Units. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to any Participant, subject to the limitations in Sections 4.1.

8.1.2 Value of Restricted Stock Units. Each Performance Unit shall have a value equal to the Fair Market Value of one Share.

8.2 Performance Goals and Other Terms. The Administrator will set Performance Goals or other vesting provisions, including, without limitation, time-based vesting provisions, in its discretion which, depending on the extent to which they are met, will determine the number Restricted Stock Units that are converted into Shares or into the equivalent value of cash that shall be paid to Participants. The time period during which the Performance Goals or other vesting provisions must be met will be called the “Performance Period.” Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its discretion, will determine. The Administrator may set Performance Goals based upon the achievement of Company-wide or Individual Objectives or any other basis determined by the Administrator in its discretion.

8.3 Earning of Restricted Stock Units. After the applicable Performance Period has ended, the holder of Restricted Stock Units will be entitled to receive a payment based on the number of Restricted Stock Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other vesting provisions have been achieved.

8.4 Form and Timing of Payment of Restricted Stock Units. Each Award Agreement of Restricted Stock Units shall specify the form of payment, which may be in the form of Shares or in cash. Payment with respect to earned Restricted Stock Units shall be made as soon as reasonably practical (an in no event more than two and one-half months) after the expiration of the Performance Period.

8.5 Cancellation of Restricted Stock Units. On the date that any forfeiture event set forth in the Award Agreement occurs, all unearned or unvested Restricted Stock Units will revert to the Company, and again will be available for grant under the Plan.

SECTION 9

MISCELLANEOUS

9.1 Change In Control. Unless otherwise provided in the Award Agreement, in the event of a Change in Control, unless an Award is assumed or substituted by the successor corporation, then (i) such Awards shall become fully exercisable during the ten (10) day period immediately prior to the Change in Control, whether or not otherwise then exercisable and (ii) all restrictions and conditions on any Award then outstanding shall lapse as of the date of the Change in Control. Unless an Award is assumed or substituted by the successor corporation, such Award shall terminate and shall no longer be exercisable immediately upon the Change in Control. In any case, in the event of a Change of Control each Participant shall be provided written notification of whether Awards granted under the Plan will be assumed, substituted or shall become fully exercisable and/or no longer subject to any restrictions or conditions no less than ten (10) days prior to the Change in Control date.

9.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. Notwithstanding anything to the contrary contained in this Plan or in any Award Agreement, the Participant shall have the right to exercise his or her Award for a period of not less than ten (10) days immediately prior to such dissolution or transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable.

9.3 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or service at any time, with or without cause. Unless otherwise provided by written contract, employment or service with the Company or any of its Affiliates is on an at-will basis only. Additionally, the Plan shall not confer upon any Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which such Director or the Company may have to terminate his or her directorship at any time.

9.4 Participation. No Employee, Consultant or Nonemployee Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

9.5 Limitations on Awards. No Participant shall be granted an Award or Awards in any Fiscal Year in which the combined number of Shares underlying such Award(s) exceeds three hundred thousand (300,000) Shares; provided, however, that such limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 4.3.

9.6 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or, otherwise, sale or disposition of all or substantially all of the business or assets of the Company.

9.7 Beneficiary Designations. If permitted by the Administrator, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Administrator. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

9.8 Limited Transferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Administrator, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights and (b) transfer a Nonqualified Stock Option or Stock Awards by bona fide gift and not for any consideration to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family or (iv) a foundation in which the Participant an/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

9.9 Restrictions on Share Transferability. The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded or any blue sky or state securities laws.

9.10 Transfers Upon a Change in Control. In the sole and absolute discretion of the Administrator, an Award Agreement may provide that in the event of certain Change in Control events, which may include any or all of the Change in Control events described in Section 2.8, Shares obtained pursuant to this Plan shall be subject to certain rights and obligations, which include but are not limited to the following: (i) the obligation to vote all such Shares in favor of such Change in Control transaction, whether by vote at a meeting of the Company’s shareholders or by written consent of such shareholders; (ii) the obligation to sell or exchange all such Shares and all rights to acquire Shares, under this Plan pursuant to the terms and conditions of such Change in Control transaction; (iii) the right to transfer less than all but not all of such Shares pursuant to the terms and conditions of such Change in Control transaction, and (iv) the obligation to execute all documents and take any other action reasonably requested by the Company to facilitate the consummation of such Change in Control transaction.

9.11 Performance-Based Awards. Each agreement for the grant of Restricted Stock Units or other performance-based awards shall specify the number of Shares or Units underlying the Award, the Performance Period and the Performance Goals (each as defined below), and each agreement for the grant of any other award that the Administrator determines to make subject to a Performance Goal similarly shall specify the applicable number of shares of Common Stock, the period for measuring performance and the Performance Goal. As used herein, “Performance Goals” means performance goals specified in the agreement for a Performance Unit Award, or for any other Award which the Administrator determines to make subject to Performance Goals, upon which the vesting or settlement of such award is conditioned and “Performance Period” means the period of time specified in an agreement over which Restricted Stock Units, or another Award which the Administrator determines to make subject to a Performance Goal, are to be earned. Each agreement for a performance-based Award shall specify in respect of a Performance Goal the minimum level of performance below which no payment will be made, shall describe the method of determining the amount of any payment to be made if performance is at or above the minimum acceptable level, but falls short of full achievement of the Performance Goal, and shall specify the maximum percentage payout under the agreement.

9.11.1 Performance Goals for Covered Employees. The Performance Goals for Restricted Stock Units and any other performance-based award granted to a Covered Employee, if deemed appropriate by the Administrator, shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code, and shall be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: revenue, operating income, operating cash flows, return on net assets, return on assets, return on equity, return on capital, asset turnover, total stockholder return, net income, pre-tax income, gross margin, profit margin, net income margin, cash flow, book value, earnings per share, earnings growth, EBIT, EBITDA. Achievement of any such Performance Goal shall be measured over a period of years not to exceed ten (10) as specified by the Administrator in the agreement for the performance-based Award. No business criterion other than those named above in this Section 9.11.1 may be used in establishing the Performance Goal for an award to a Covered Employee under this Section 9.11. For each such award relating to a Covered Employee, the Administrator shall establish the targeted level or levels of performance for each such business criterion. The Administrator may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an award under this Section 9.11, but may not exercise discretion to increase such amount, and the Administrator may consider other performance criteria in exercising such discretion. All determinations by the Administrator as to the achievement of Performance Goals under this Section 9.11 shall be made in writing. The Administrator may not delegate any responsibility under this Section 9.11. As used herein, “Covered Employee” shall mean, with respect to any grant of an award, an executive of the Company or any Subsidiary who is a member of the executive compensation group under the Company’s compensation practices (not necessarily an executive officer) whom the Administrator deems may be or become a covered employee as defined in Section 162(m)(3) of the Code for any year that such award may result in remuneration over $1 million which would not be deductible under Section 162(m) of the Code but for the provisions of the Program and any other “qualified performance-based compensation” plan (as defined under Section 162(m) of the Code) of the Company; provided, however, that the Administrator may determine that a Plan Participant has ceased to be a Covered Employee prior to the settlement of any award.

9.11.2 Mandatory Deferral of Income. The Administrator, in its sole discretion, may require that one or more award agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company with respect to all or part of any award under the Program, a Plan Participant’s receipt of the benefit relating to such award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Plan Participant’s remuneration does not exceed the limit set forth in such provisions of the Code; provided, however, that such deferral does not violate Code Section 409A.

SECTION 10

AMENDMENT, SUSPENSION, AND TERMINATION

10.1 Amendment, Suspension, or Termination. Except as provided in Section 10.2, the Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

10.2 No Amendment without Shareholder Approval. The Company shall obtain shareholder approval of any material Plan amendment (including but not limited to any provision to reduce the exercise or purchase price of any outstanding Options or other Awards after the Grant Date (other than for adjustments made pursuant Section 4.3), or to cancel and re-grant Options or other rights at a lower exercise price), to the extent required to comply with the rules of the NASDAQ, the Exchange Act, Section 422 of the Code, or other Applicable Law.

10.3 Plan Effective Date and Duration of Awards . The Plan shall be effective as of the Plan Adoption Date (subject to the shareholders of the Company approving the Plan by the required vote), subject to Sections 10.1 and 10.2 (regarding the Board’s right to amend or terminate the Plan), and shall remain in effect thereafter. If the shareholders of the Company do not approve the Plan by the required vote within twelve months of the Plan Adoption Date, all Awards granted under this Plan, and this Plan in its entirety, shall immediately terminate. However, without further shareholder approval, no Award may be granted under the Plan more than ten (10) years after the Plan Adoption Date.

SECTION 11

TAX WITHHOLDING

11.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or the release of Shares from escrow arrangements or removal of legends, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

11.2 Withholding Arrangements. The Administrator, in its discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made; provided, however, in the case Shares are withheld by the Company to satisfy the tax withholding that would otherwise by issued to the Participant, the amount of such tax withholding shall be determined by applying the statutory minimum federal, state or local income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date taxes are required to be withheld.

SECTION 12

LEGAL CONSTRUCTION

12.1 Liability of Company. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful grant or any Award or the issuance and sale of any Shares hereunder, shall relieve the Company, its officers, Directors and Employees of any liability in respect of the failure to grant such Award or to issue or sell such Shares as to which such requisite authority shall not have been obtained.

12.2 Grants Exceeding Allotted Shares. If the Shares covered by an Award exceed, as of the date of grant, the number of Shares, which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained.

12.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.4 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.5 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.6 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

12.7 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

Exhibit B

SUPERCONDUCTOR TECHNOLOGIES INC.

2013 EQUITY INCENTIVE PLAN

NOTICE OF GRANT

AND

RESTRICTED STOCK AGREEMENT

You have been granted the number of shares of Restricted Common Stock of Superconductor Technologies Inc. (the “Company”), as set forth below (“Common Shares”), subject to the terms and conditions of the Superconductor Technologies Inc. 2013 Equity Incentive Plan (“Plan”), and this Notice of Grant and Restricted Stock Agreement including the attachments hereto (collectively, “Notice and Agreement”). Unless otherwise defined in the Notice and Agreement, terms with initial capital letters shall have the meanings set forth in the Plan.

Participant:

Home Address:

Soc. Sec. No:

Number of shares of Restricted Common Stock Granted:

Grant Date:

Period of Restriction and Release of Common Shares from Company’s Return Right (see Sections 2 and 3 of attached Agreement)	[Insert vesting schedule]

By signing below, you accept this grant of Common Shares and you hereby represent that you: (i) agree to the terms and conditions of this Notice and Agreement and the Plan; (ii) have reviewed the Plan and the Notice and Agreement in their entirety, and have had an opportunity to obtain the advice of legal counsel and/or your tax advisor with respect thereto; (iii) fully understand and accept all provisions hereof; (iv) agree to accept as binding, conclusive, and final all of the Administrator’s decisions regarding, and all interpretations of, the Plan and the Notice and Agreement; and (v) agree to notify the Company upon any change in your home address indicated above.

AGREED AND ACCEPTED:

Signature:
Print Name:

SUPERCONDUCTOR TECHNOLOGIES INC.

2013 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

1. Grant of Restricted Stock. The Company has granted to you the number of shares of Restricted Common Stock specified in the Notice of Grant on the preceding page (“Notice of Grant”), subject to the following terms and conditions. In consideration of such grant, you agree to be bound by the terms and conditions hereof, and by the terms and conditions of the Plan.

2. Period of Restriction. During the Period of Restriction specified in the Notice of Grant, the Common Shares shall remain subject to the Company’s Return Right (defined in Section 3). The Period of Restriction shall expire and the Company’s Return Right shall lapse as to the Common Shares granted in the amount(s) and on the date(s) specified in the Notice of Grant (each, a “Release Date”); provided, however, that no Common Shares shall be released on any Release Date if the Participant has ceased Continuous Status as an Employee, Consultant or Director on or prior to such date. Any and all Common Shares subject to the Company’s Return Right at any time shall be defined in this Notice and Agreement as “Unreleased Common Shares.”

3. Return of Restricted Stock to Company. If Participant ceases Continuous Status as an Employee, Consultant or Director for any reason (a “Return Event”), the Company shall become the legal and beneficial owner of the Unreleased Common Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer such Unreleased Common Shares to its own name. The Participant shall continue to own any Common Shares subject to the terms of the Plan and this Notice and Agreement with respect to which the Participant has Continuous Status as an Employee, Consultant or Director through the Release Date(s) specified in the Notice of Grant for such Common Shares.

4. Restriction on Transfer. Except for the transfer of the Common Shares to the Company or its assignees contemplated by this Notice and Agreement, none of the Common Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the Release Date for such Common Shares set forth in this Notice and Agreement. In addition, as a condition to any transfer of the Common Shares after such Release Date, the Company may, in its discretion, require: (i) that the Common Shares shall have been duly listed upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted; (ii) that either (a) a registration statement under the Securities Act of 1933, as amended (“Securities Act”) with respect to the Common Shares shall be effective, or (b) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under the Securities Act and the Participant shall have entered into agreements with the Company as reasonably required; and (iii) fulfillment of any other requirements deemed necessary by counsel for the Company to comply with Applicable Law.

5. Retention of Common Shares. To ensure the availability for delivery of the Participant’s Unreleased Common Shares upon their return to the Company pursuant to this Notice and Agreement, the Company shall retain possession of the share certificates representing the Unreleased Common Shares, together with a stock assignment duly endorsed in blank, attached hereto as Exhibit A*. The Company shall hold the Unreleased Common Shares and related stock assignment until the Release Date for such Common Shares. In addition, the Company may require the spouse of Participant, if any, to execute and deliver to the Company the Consent of Spouse in the form attached hereto as Exhibit B*. When a Return Event or Release Date occurs, the Company shall promptly deliver the certificate for the applicable Common Shares to the Company or to the Participant, as the case may be.

6. Stockholder Rights. Subject to the terms hereof, the Participant shall have all the rights of a stockholder with respect to the Common Shares while they are retained by the Company pursuant to Section 5, including without limitation, the right to vote the Common Shares and to receive any cash dividends declared thereon. If, from time to time prior to the Release Date, there is (i) any stock dividend, stock split or other change in the

Common Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Participant shall be entitled by reason of the Participant’s ownership of the Common Shares shall be immediately subject to the terms of this Notice and Agreement and included thereafter as “Common Shares” for purposes of this Notice and Agreement.

7. Legends. The share certificate evidencing the Common Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND OBLIGATIONS TO RETURN TO THE COMPANY, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

8. U.S. Tax Consequences. The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Notice and Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its employees or agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of the transactions contemplated by this Notice and Agreement. The Participant understands that for U.S. taxpayers, Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Common Shares, if any, and the fair market value of the Common Shares as of the date any restrictions on the Common Shares lapse. In this context, “restriction” includes the right of the Company to the return of the Common Shares upon a Return Event. The Participant understands that if he/she is a U.S. taxpayer, the Participant may elect to be taxed at the time the Common Shares are awarded as Restricted Stock rather than when and as the Return Right expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of acquisition. The form for making this election is attached as Exhibit C* hereto.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), IF APPLICABLE, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

9. General.

(a) This Notice and Agreement shall be governed by and construed under the laws of the State of California. The Notice and Agreement and the Plan, which is incorporated herein by reference, represents the entire agreement between the parties with respect to the shares of Restricted Common Stock granted to the Participant. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Notice and Agreement, the terms and conditions of the Plan shall prevail.

(b) Any notice, demand or request required or permitted to be delivered by either the Company or the Participant pursuant to the terms of this Notice and Agreement shall be in writing and shall be deemed given when delivered personally, deposited with a reputable courier service, or deposited in the U.S. Mail, First Class with postage prepaid, and addressed to the parties at the addresses set forth in the Notice of Grant, or such other address as a party may request by notifying the other in writing.

(c) The rights of the Company under this Notice and Agreement and the Plan shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Participant under this Notice and Agreement may only be assigned with the prior written consent of the Company.

(d) The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Notice and Agreement.

(e) PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE RELEASE OF COMMON SHARES PURSUANT TO THIS AGREEMENT SHALL BE EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE, CONSULTANT OR DIRECTOR, AND NOT THROUGH THE ACT OF BEING HIRED, APPOINTED OR OBTAINING COMMON SHARES HEREUNDER.

###

* Omitted

Exhibit C

SUPERCONDUCTOR TECHNOLOGIES INC.

2013 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

This Restricted Stock Unit Agreement (“Agreement”) is dated as of                 , 20     (the “Grant Date”), between Superconductor Technologies Inc., a California corporation (the “Company”) and                  (“Participant”).

WITNESSETH:

WHEREAS, the Company has awarded Participant a right to receive shares of the Company’s common stock (“Common Stock”), subject to the requirements set forth in this Agreement pursuant to the terms and conditions of the Superconductor Technologies Inc. 2013 Equity Incentive Plan (the “Plan”).

NOW, THEREFORE, in consideration of the promises and as an inducement and incentive to Participant to perform his or her duties and fulfill his or her responsibilities on behalf of the Company and its Subsidiaries at the highest level of dedication and competence, and other good and valuable consideration, receipt of which is hereby acknowledged, the Company hereby awards to Participant a right to receive                  shares of Common Stock (the “RSUs”), pursuant to the terms and subject to the conditions and restrictions set forth in this Agreement and the Plan, and in connection with such award, the Company and Participant hereby agree as follows:

AGREEMENT:

1. Vesting Requirements. The RSUs shall become vested in accordance with the vesting requirements set forth Exhibit A (the “Vesting Requirements”). Immediately upon vesting, the commensurate number of RSUs shall be converted to Common Stock on a one-unit for one-share basis and such Common Stock shall be delivered to Participant as soon as reasonably practicable, subject to the applicable tax withholding.

2. Termination of Employment. If Participant ceases to be employed by the Company and/or a Subsidiary prior to completion of the Vesting Requirements, Participant agrees that the RSUs awarded will be immediately and unconditionally forfeited without any action required by Participant or the Company, to the extent that the Vesting Requirements have not been met as of such cessation of employment.

3. No Ownership Rights Prior to Issuance of Common Stock. Participant shall not have any rights as a stockholder of the Company with respect to the shares of Common Stock underlying the RSUs, including but not limited to the right to vote or receive dividends with respect to such shares of Common Stock, until and after the shares of Common Stock have been actually issued to Participant and transferred on the books and records of the Company.

4. Withholding Taxes. Upon vesting pursuant to the Vesting Requirements, Participant shall be entitled to receive the shares of Common Stock, less an amount of shares of Common Stock with a Fair Market Value on the date of vesting equal to the minimum required withholding obligation taking into account all applicable federal, state, and local taxes, and Participant shall be entitled to receive the net number of shares of Common Stock after withholding of shares for taxes. Notwithstanding the foregoing, prior to the delivery of any shares of Common Stock, Participant may make adequate arrangements with the Company to pay the applicable withholding taxes with cash or other payroll withholding.

5. Delivery of Shares of Common Stock. As soon as reasonably practicable following the date of vesting pursuant to the Vesting Requirements, the Company shall cause to be delivered to Participant a stock certificate representing the number of shares of Common Stock (net of tax withholding as provided in Section 4) deliverable to Participant in accordance with the provisions of this Agreement.

6. Nontransferability. Prior to their conversion into Common Stock, the RSUs may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution, prior to such time as the shares of Common Stock have actually been issued and delivered to Participant.

7. Acknowledgements. Participant acknowledges receipt of and understands and agrees to the terms of the RSUs and the Plan. In addition to the above terms, Participant understands and agrees to the following:

(a) Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof, including the terms and provisions adopted after the date of this Agreement but prior to the completion of the Vesting Requirements. If and to the extent that any provision contained in this Agreement is inconsistent with the Plan, the Plan shall govern.

(b) Participant acknowledges that as of the date of this Agreement, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of shares of Common Stock underlying the RSUs in the Company and supersedes all prior oral and written agreements pertaining to the RSUs.

(c) Participant understands that the Company has reserved the right to amend or terminate the Plan at any time, and that the award of RSUs under the Plan at one time does not in any way obligate the Company or its Subsidiaries to grant additional RSUs in any future year or in any given amount. Participant acknowledges and understands that the RSUs are awarded in connection with Participant’s status as an employee of his or her employer and, if Participant’s employer is not the Company, can in no event be interpreted or understood to mean that the Company is Participant’s employer or that there is an employment relationship between Participant and the Company. Participant further acknowledges and understands that Participant’s participation in the Plan is voluntary and that the RSUs and any future RSUs under the Plan are wholly discretionary in nature, the value of which do not form part of any normal or expected compensation for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, other than to the extent required by local law.

(d) Participant acknowledges and understands that the future value of the shares of Common Stock acquired by Participant under the Plan is unknown and cannot be predicted with certainty and that no claim or entitlement to compensation or damages arises from the forfeiture of the RSUs or termination of the Plan or the diminution in value of any shares of Common Stock acquired under the Plan and Participant irrevocably releases the Company and its Subsidiaries from any such claim that may arise.

8. No Right to Continued Employment. Neither the RSUs nor any terms contained in this Agreement shall confer upon Participant any expressed or implied right to be retained in the service of Company or any Subsidiary for any period at all, nor restrict in any way the right of Company or any such Subsidiary, which right is hereby expressly reserved, to terminate his or her employment at any time with or without cause. Participant acknowledges and agrees that any right to receive delivery of shares of Common Stock is earned only by continuing as an employee of Company or a Subsidiary at the will of Company or such Subsidiary, or satisfaction of any other applicable terms and conditions contained in this Agreement and the Plan, and not through the act of being hired, being granted the RSUs or acquiring shares of Common Stock hereunder.

9. Compliance with Laws and Regulations. The award of the RSUs to Participant and the obligation of the Company to deliver shares of Common Stock hereunder shall be subject to (a) all applicable federal, state, and local and laws, rules and regulations, and (b) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Company shall, in its sole discretion, determine to be necessary or applicable. Moreover, shares of Common Stock shall not be delivered hereunder if such delivery would be contrary to applicable law or the rules of any stock exchange.

10. Definitions. All capitalized terms that are used in this Agreement that are not defined herein have the meanings defined in the Plan. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall prevail.

11. Notices. Any notice or other communication required or permitted hereunder shall, if to the Company, be in accordance with the Plan, and, if to Participant, be in writing and delivered in person or by registered or certified mail or overnight courier, postage prepaid, addressed to Participant at his or her last known address as set forth in the Company’s records.

12. Severability. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, and any dispute arising out of or in connection with the same shall be submitted to binding arbitration in Los Angeles, California before a single arbitrator in accordance with the rules of arbitration of the American Arbitration Association.

14. Transferability of Agreement. This Agreement may not be transferred, assigned, pledged or hypothecated by either party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, including, in the case of Participant, his or her estate, heirs, executors, legatees, administrators, designated beneficiary and personal representatives.

15. Counterparts. This Agreement has been executed in two counterparts, each of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Superconductor Technologies Inc. has caused this Agreement to be executed and Participant has executed this Agreement, both as of the day and year first written above.

Superconductor Technologies Inc.

By:
[Insert Title]

Agreed to this      day of             , 20    .

Participant

Exhibit D

SUPERCONDUCTOR TECHNOLOGIES INC.

2013 EQUITY INCENTIVE PLAN

NOTICE OF GRANT AND STOCK OPTION AGREEMENT

Name:	Option No:
Address:	Plan Name:	2013 Equity Incentive Plan

Effective                 , 20    , (“Grant Date”), you have been granted [a/an] [incentive/non-qualified] stock option (“Option”) to purchase                  (                ) shares of Superconductor Technologies Inc. common stock (“Underlying Shares”) at an Exercise Price of $[            ] per share pursuant to the Superconductor Technologies Inc. 2013 Equity Incentive Plan (the “Plan”). Except as otherwise defined herein, terms with initial capital letters shall have the same meanings set forth in the Plan. A copy of the Plan is attached to this Notice and Agreement. The terms and conditions of the Plan are incorporated herein by this reference. This Option shall become vesting exercisable with respect to the Underlying Shares as follows:

[Insert Vesting Schedule]

By accepting this grant and exercising any portion of the Option, you represent that you: (i) agree to the terms and conditions of this Notice and Agreement and the Plan; (ii) have reviewed the Plan and the Notice and Agreement in their entirety, and have had an opportunity to obtain the advice of legal counsel and/or your tax advisor with respect thereto; (iii) fully understand and accept all provisions hereof; (iv) agree to accept as binding, conclusive, and final all of the Administrator’s decisions regarding, and all interpretations of, the Plan and the Notice and Agreement; and (v) agree to notify the Company upon any change in your home address indicated above.

Please return a signed copy of this Notice of Grant and Stock Option Agreement to [                    ] at Superconductor Technologies Inc., and retain a copy for your records.

Dated:

D-1

Exhibit E

SUPERCONDUCTOR TECHNOLOGIES INC.

2013 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHTS GRANT AGREEMENT

This Stock Appreciation Rights Grant Agreement (“Agreement”) is effective as of the Date of Grant stated in the accompanying Notice of Stock Appreciation Rights Grant (“Notice”), between Superconductor Technologies Inc., a California corporation (“Company”) and the Grantee stated in the Notice (“Grantee”), who is an employee of the Company or one of its subsidiaries. The Notice is incorporated herein by this reference and made a part of this Agreement.

1. Grant of Stock Appreciation Rights. The Company hereby grants to Grantee stock appreciation rights (“SARs”) with respect to the number of shares of common stock stated in the Notice (“Shares”). In addition to continuous status as an employee of the Company, this grant may be conditioned on the achievement of performance goals during the Performance Period as stated in the Notice (“Performance Period”). Except as provided in Section 8 below, the SARs shall neither vest nor become exercisable unless Grantee is employed by the Company or one of its subsidiaries continuously from the Date of Grant stated in the Notice (“Date of Grant”) until the Vesting Date(s) stated in the Notice (“Vesting Date”). This grant is subject to the terms and conditions of this Agreement, the Notice and the applicable terms and conditions of the Superconductor Technologies Inc. 2013 Equity Incentive Plan (“Plan”).

2. Grant Price. The Grant Price is stated in the Notice (“Grant Price”) and shall be the fair market value per share of Company common stock on the Date of Grant.

3. Value of the SARs; Payment in Whole Shares. Upon exercise of the SARs, for each Share with respect to which a SAR is exercised, Grantee shall be entitled to receive value equal to the difference between the fair market value of a Share on the date of exercise minus the Grant Price. The Company shall pay the value owing to Grantee upon exercise in whole Shares, rounded down. No cash will be awarded upon exercise, and no fractional shares will be issued or delivered.

4. Vesting. Except as provided in Section 8, the SARs that are available for exercise in accordance with Section 2 shall vest and become exercisable on the Vesting Date.

5. Term of SARs. The SARs shall terminate on the Expiration Date stated in the Notice (“Expiration Date”). Thereafter, the SARs shall not be exercisable.

6. Method of Exercise. Grantee may exercise the SARs by written notice to the Company in a form satisfactory to the Company stating that Grantee has elected to exercise the SARs and stating the number of Shares as to which the SARs are to be exercised. The date of the Company’s actual receipt of the notice shall be treated as the date of exercise of the SARs.

7. Termination of Employment.

(a) General Rule. In consideration of this grant, Grantee agrees that, while the Company or a subsidiary employs Grantee, Grantee shall devote Grantee’s entire time, energy, and skills to the service of the Company or a subsidiary and for the promotion of its interests and the achievement of the performance goals. Except as otherwise provided in this Section, if Grantee does not remain continuously in the employ of the Company or a subsidiary until the Vesting Date (e.g., voluntary or involuntary termination of employment or retirement), this grant shall terminate immediately and become null and void, all rights hereunder shall cease, and Grantee shall not be entitled to exercise the SARs with respect to any Shares.

(b) Death or Disability after Performance Period. In the event of Grantee’s termination of employment due to death or “disability,” as defined in Section 409A(a)(2)(C) of the Code after the Performance Period, if any, the SARs shall become immediately vested and exercisable for the number of Shares with respect to which the SARs are exercisable. The SARs shall be exercisable for the lesser of twelve (12) months from the date of death or disability or until the Expiration Date.

(c) Termination of Employment after Vesting for Reasons other than Death or Disability. If Grantee’s employment terminates following vesting for any reason other than those described in Sections 8.b. and 8.c. above, the SARs that are vested and exercisable as of such termination date shall continue to be exercisable for three (3) months after such termination. Grantee’s employment shall not be treated as terminated in the case of a transfer of employment within or between the Company and its subsidiaries or in the case of sick leave or other approved leave of absences.

8. Issuance of Shares; Registration; Withholding Taxes. As soon as practicable after the exercise date of the SARs, the Company shall cause to be issued and delivered to Grantee, or for Grantee’s account, a certificate or certificates for the Shares to which Grantee is entitled. The Company may postpone the issuance or delivery of the Shares until (a) the completion of registration or other qualification of such Shares or transaction under any state or federal law, rule or regulation, or any listing on any securities exchange, as the Company shall determine to be necessary or desirable; (b) the receipt by the Company of such written representations or other documentation as the Company deems necessary to establish compliance with all applicable laws, rules, and regulations, including applicable federal and state securities laws and listing requirements, if any; and (c) the payment to the Company, upon its demand, of any amount requested by the Company to satisfy any federal, state, or other governmental withholding tax requirements related to the exercise of the SARs. The Company shall have the right to withhold with respect to the payment of any Shares any taxes required to be withheld because of such payment, including the withholding of Shares otherwise payable due to exercise of the SARs. Grantee shall comply with any and all legal requirements relating to Grantee’s resale or other disposition of any Shares acquired under this Agreement. The certificates representing the Shares acquired pursuant to the exercise of the SARs may bear such legend as described in Section 13 below or as the Company otherwise deems appropriate to ensure compliance with applicable law.

9. Nontransferability of SARs. The SARs and this Agreement shall not be assignable or transferable by Grantee other than by will or by the laws of descent and distribution. During Grantee’s lifetime, the SARs and all rights of Grantee under this Agreement may be exercised only by Grantee (or by Grantee’s legal guardian or legal representative). If the SAR is exercised after Grantee’s death, the Company may require evidence reasonably satisfactory to it of the appointment and qualification of Grantee’s personal representatives or executors and their authority and of the right of any heir or distributee to exercise the SARs. Any purported transfer or assignment of the SARs shall be void and of no effect, and shall give the Company the right to terminate the SARs as of the date of such purported transfer or assignment. Notwithstanding the foregoing, with the consent of the Compensation Committee of the Board of Directors of the Company (“Committee”), Grantee may transfer the SARs to a revocable trust under which Grantee is both the trustee and the beneficiary.

10. SARs/Share Adjustments. The number of SARs/Shares and the Grant Price shall be adjusted proportionately for any increase or decrease in the number of issued shares of Company common stock by reason of a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, or other like change in the capital structure of the Company. The adjustment required shall be made by the Committee, whose determination shall be conclusive. In no event shall the adjusted Grant Price be less than the fair market value of the adjusted SARs/Shares on the Date of Grant.

11. No Rights as Shareholder. Grantee shall acquire none of the rights of a shareholder of the Company with respect to the SARs until a certificate for Shares is issued to Grantee following the exercise of the SARs.

12. Registration of Shares. If a registration statement under the Securities Act of 1933 (“Act”) with respect to Shares issuable upon exercise of the SARs is not in effect at the time of exercise, or if a registration statement with respect to the Shares is in effect but not with respect to Grantee’s resale thereof and Grantee is an “affiliate”

of the Company, then, in either such case, (a) as a condition of the issuance of the Shares, the person exercising such SARs shall give the Company a written statement, satisfactory in form and substance to the Company, acknowledging that such Shares may be reoffered or resold by Grantee only pursuant to Rule 144 or a separate registration statement under the Act, and (b) the Company may place upon any stock certificate for Shares the following legend or such other legend as the Company may prescribe to prevent disposition of the Shares in violation of the Act:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE, OR HYPOTHECATION MAY BE MADE WITHOUT APPROVAL OF COUNSEL FOR SUPERCONDUCTOR TECHNOLOGIES INC. AFFIXED TO THIS CERTIFICATE. THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS OF THIS CERTIFICATE ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.

13. Grantee Bound by Plan. Grantee hereby acknowledges receipt of a copy of the Plan and acknowledges that Grantee shall be bound by its terms, regardless of whether such terms have been set forth in this Agreement. If there is any inconsistency between the terms of the Plan and the terms of this Agreement, Grantee shall be bound by the terms of the Plan.

14. Employment Rights. Neither the Plan nor the granting of the SARs shall be a contract of employment with the Company or any of its subsidiaries. Subject to other applicable agreements with Grantee, the Company or a subsidiary may discharge Grantee from employment at any time.

15. Amendment. This Agreement may be amended by the Committee at any time based on its determination that the amendment is necessary or advisable in light of any addition to, or change in, the Code or regulations issued thereunder, or any federal or state securities law or other law or regulation, or the Plan, or based on any discretionary authority of the Committee under the Plan. However, unless necessary or advisable due to a change in law, any amendment to this Agreement which has a material adverse effect on the interest of Grantee under this Agreement shall be effective only with the consent of Grantee.

16. No Advice, Warranties, or Representations. The Company is not providing Grantee with advice, warranties, or representations regarding any of the legal or tax effects to Grantee with respect to the SARs. Grantee is encouraged to seek legal and tax advice from Grantee’s own legal and tax advisors.

17. Code Section 409A. This grant of SARs has been structured to meet the requirements for a stock appreciation right that does not provide for a “deferral of compensation” as defined in Section 1.409A-1(b) of the Treasury Regulations.

18. Miscellaneous. This Agreement, the Notice and the Plan set forth the final and entire agreement between the parties with respect to the subject matter hereof, which shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in California. This Agreement shall bind and benefit Grantee, the heirs, distributees, and personal representative of Grantee, and the Company and its successors and assigns.

BY ACCEPTING THIS AGREEMENT and the SARS granted pursuant to this agreement, GRANTEE AGREES TO ALL THE TERMS AND CONDITIONS DESCRIBED IN THIS agreement, in the notice AND IN THE PLAN.

DETACH HERE

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SUPERCONDUCTOR TECHNOLOGIES INC.

ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 5, 2013

The undersigned stockholder of SUPERCONDUCTOR TECHNOLOGIES INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 31, 2013, and hereby appoints each of Jeffrey A. Quiram and William J. Buchanan, or any of them, as proxy and attorney-in-fact with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Superconductor Technologies Inc. to be held on Thursday, December 5, 2013 at 11:00 a.m., local time, at the offices of Superconductor Technologies Inc., located at 9101 Wall Street, Austin, Texas 78754 and at any adjournment or adjournments thereof, and to vote all shares of capital stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

[SEE REVERSE SIDE] CONTINUED AND TO BE SIGNED ON REVERSE SIDE [SEE REVERSE SIDE]

[BACK OF PROXY]

DETACH HERE

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

☒	Please mark votes as in this example
1.	TO ELECT ONE CLASS 3 DIRECTOR

Nominee:	David W. Vellequette

☐ FOR NOMINEE	☐ WITHHOLD NOMINEE

2. PROPOSAL TO APPROVE 2013 EQUITY INCENTIVE PLAN		FOR ☐	AGAINST ☐	ABSTAIN ☐

3. APPROVAL OF ADVISORY VOTE ON EXECUTIVE COMPENSATION		FOR ☐	AGAINST ☐	ABSTAIN ☐

4. APPROVAL OF THE ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	THREE YEARS ☐	TWO YEARS ☐	ONE YEAR ☐	ABSTAIN ☐

5. PROPOSAL TO RATIFY THE SELECTION OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF SUPERCONDUCTOR TECHNOLOGIES INC. FOR 2013.		FOR ☐	AGAINST ☐	ABSTAIN ☐

As to any other matters that may properly come before the meeting or any adjournments thereof, the proxy holders are authorized to vote in accordance with their best judgment.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT.	☐

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both must sign.)

Signature:	Date:

Signature:	Date:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR, FOR THE APPROVAL OF OUR 2013 EQUITY INCENTIVE PLAN, FOR THE RESOLUTION APPROVING OUR EXECUTIVE COMPENSATION, FOR HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS AND FOR THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF SUPERCONDUCTOR TECHNOLOGIES INC. FOR 2013. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE AS TO ANY OTHER MATTERS THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OF WHICH THE BOARD OF DIRECTORS DID NOT HAVE NOTICE PRIOR TO OCTOBER 27, 2013.